As filed with the Securities and Exchange Commission on March 29, 2016
File Nos. 33-85242 and 811-08822

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D C 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No. ___	[ ]
Post-Effective Amendment No. 35	[X]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 36	[X]
(Check appropriate box or boxes)

CAPITAL MANAGEMENT INVESTMENT TRUST
(Exact Name of Registrant as Specified in Charter)

140 Broadway
New York, New York 10005
(Address of Principal Executive Offices)

888-626-3863
(Registrant’s Telephone Number, including Area Code)

Matrix 360 Administration, LLC.
4520 Main Street
Suite 1425
Kansas City, MO 64111
(Name and Address of Agent for Service)

With copy to:
Matthew A. Swendiman, Esq.
Graydon Head & Ritchey LLP
15 West Center Street
Lawrenceburg, IN 47025

Approximate Date of Proposed Public Offering:	As soon as practicable after the
Effective Date of this Registration Statement

It is proposed that this filing will become effective: (check appropriate box)
[X]	immediately upon filing pursuant to paragraph (b)
[ ]	on ________ (date) pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on ________ (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2) or
[ ]	on ________ (date) pursuant to paragraph (a)(2) of Rule 485.

CAPITAL MANAGEMENT MID-CAP FUND
INSTITUTIONAL SHARES – Ticker Symbol CMEIX
INVESTOR SHARES – Ticker Symbol CMCIX

CAPITAL MANAGEMENT SMALL-CAP FUND
INSTITUTIONAL SHARES – Ticker Symbol CMSSX
INVESTOR SHARES – Ticker Symbol CMSVX

WELLINGTON SHIELDS ALL-CAP FUND
CLASS A SHARES – Ticker Symbol WSCMX

Series of
Capital Management Investment Trust

PROSPECTUS
March 29, 2016

The Capital Management Mid-Cap Fund (“Mid-Cap Fund”) seeks long-term capital appreciation.

The Capital Management Small-Cap Fund (“Small-Cap Fund”) seeks long-term capital appreciation, while current income is a secondary consideration in selecting portfolio investments.

The Wellington Shields All-Cap Fund (“All-Cap Fund”) seeks capital appreciation.

Investment Advisors
Capital Management Associates, Inc.
Capital Management Mid-Cap Fund
Capital Management Small-Cap Fund
Wellington Shields Capital Management, LLC
Wellington Shields All-Cap Fund
140 Broadway
New York, New York 10005

1-888-626-3863

The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the Funds nor the Funds’ distributor is a bank. You should read the prospectus carefully before you invest or send money.

The Statement of Additional Information (“SAI”) and the Funds’ annual and semi-annual reports are available, without charge, upon request by calling 1-888-626-3863. For shareholder inquiries about the fund please call 1-888-626-3863.

Table of Contents
Page

SUMMARY OF MID-CAP FUND	3
SUMMARY OF SMALL-CAP FUND	6
SUMMARY OF ALL-CAP FUND	10

INVESTMENT OBJECTIVE, STRATEGIES, RISKS AND PORTFOLIO HOLDINGS	14

MANAGEMENT OF THE FUND	19

INVESTING IN THE FUND	21

PURCHASE OPTIONS	21
REDEEMING YOUR SHARES	26
PURCHASING OR REDEEMING SHARES THROUGH A FINANCIAL INTERMEDIARY	27
FREQUENT PURCHASES AND REDEMPTIONS	27

OTHER IMPORTANT INFORMATION	28

DIVIDENDS, DISTRIBUTIONS, AND TAXES	28
BENCHMARK DESCRIPTIONS	29
FINANCIAL HIGHLIGHTS	30

FOR MORE INFORMATION	37

SUMMARY

Investment Objective. The investment objective of the Mid-Cap Fund is to seek long-term capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Mid-Cap Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in certain funds in the Capital Management Investment Trust (“Trust”) with a similar sales charge. More information about these and other discounts is available from your financial professional and in the section “Investing in the Fund – Investor Shares” beginning on page 21 of the Mid-Cap Fund’s prospectus (“Prospectus”) and the section “Purchase of Shares – Reduced Sales Charges” beginning on page 21 of the Mid-Cap Fund’s SAI.

Shareholder Fees (fees paid directly from your investment)

	Institutional Shares	Investor Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	3.00%
Redemption Fee (as a percentage of the amount redeemed, if applicable).	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)

	Institutional Shares	Investor Shares
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.00%	0.75%
Other Expenses	0.58%	0.58%
Acquired Fund Fees and Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses 1	1.61%	2.36%
Fee Waiver and/or Expense Reimbursement 2	(0.08)%	(0.08)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement 1, 2	1.53%	2.28%

1	“Total Annual Fund Operating Expenses” will not correlate to the Mid-Cap Fund’s ratio of expenses to average net assets in the Mid-Cap Fund’s Financial Highlights, which reflects the operating expenses of the Mid-Cap Fund and does not include “Acquired Fund Fees and Expenses.”

2	Capital Management Associates, Inc. (the “Advisor”) has entered into a contractual agreement with the Mid-Cap Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Mid-Cap Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, payments, if any, under a Rule 12b-1 Plan, and Acquired Fund Fees and Expenses) to not more than 1.50%. The contractual agreement cannot be terminated prior to April 1, 2017 without the Trust’s Board of Trustees’ approval.

Expense Example. This Example is intended to help you compare the cost of investing in the Mid-Cap Fund with the cost of investing in other mutual funds. This expense example assumes that you invest $10,000 in the Mid-Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expense example also assumes that your investment has a 5% return each year and the Mid-Cap Fund’s operating expenses remain the same, and the contractual agreement to limit expenses remains in effect only until April 1, 2017. Although your actual costs may be higher or lower, based on the assumptions your cost would be:

Period Invested	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$156	$500	$869	$1,904
Investor Shares	$524	$1,007	$1,516	$2,909

Portfolio Turnover. The Mid-Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Mid-Cap Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Mid-Cap Fund’s performance. During the most recent fiscal year, the Mid-Cap Fund’s portfolio turnover rate was 24.64% of the average value of its portfolio.

Principal Investment Strategies of the Fund. The Mid-Cap Fund pursues its investment objective by investing primarily in equity securities of medium-capitalization (“mid-cap”) companies. The Fund considers a mid-cap company to be one that has market capitalization within the range of $2.5 billion to $12.5 billion.

The Mid-Cap Fund’s investment in mid-cap companies will be primarily in equity securities, such as common and preferred stock, securities convertible into common stock and short sales. Under normal market conditions, the Mid-Cap Fund will invest at least 90% of its total assets in equity securities, of which at least 80% of its total assets will be invested in the equity securities of mid-cap companies.

In selecting portfolio securities, the Advisor uses various screens and models to produce a potential universe of companies. Then through fundamental research, the Advisor selects from that universe companies whose current share price is relatively undervalued. The Advisor considers selling or reducing the Mid-Cap Fund’s holding in a security if the security no longer meets the Advisor’s investment criteria, the company is no longer considered a mid-cap company or the Advisor believes a more attractive investment alternative is available. Final investment decisions are made by the Advisor’s portfolio manager.

Principal Risks of Investing in the Fund. An investment in the Mid-Cap Fund is subject to investment risks, including the possible loss of some or all of the principal invested. There can be no assurance that the Mid-Cap Fund will be successful in meeting its investment objective. The Mid-Cap Fund is intended for aggressive investors seeking above-average gains and willing to accept the risks involved in investing in the securities of mid-cap companies. The following is a summary description of certain risks of investing in the Mid-Cap Fund.

•  Market Risk. Securities markets are volatile and prices of all securities may decline when markets decline generally. Accordingly, the price of and the income generated by the Mid-Cap Fund’s securities may decline in response to, among other things, adverse changes in investor sentiment, general economic and market conditions, regional or global instability, interest rate fluctuations or other factors that may cause the securities markets to decline generally.

•  Risks related to Other Equity Securities. In addition to common stocks, the equity securities in the Mid-Cap Fund’s portfolio may include preferred stock and convertible securities. Like common stocks, the value of these equity securities may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and specific industry changes. Also, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Mid-Cap Fund. Convertible securities entitle the holder to receive interest payments or a dividend preference until the security matures, is redeemed, or the conversion feature is exercised. As a result of the conversion feature, the interest rate or dividend preference is generally less than if the securities were non-convertible.

•  Mid-Cap Securities Risk. Investing in the securities of mid-cap companies generally involves greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that mid-cap companies may have limited product lines, operating history, markets or financial resources and their securities may therefore be more volatile than securities of larger, more established companies or market averages in general. In addition, the market for mid-cap securities may be more limited than the market for larger companies

•  Portfolio Management Risk. The strategies used and securities selected by the Mid-Cap Fund’s Advisor may fail to produce the intended result and the Mid-Cap Fund may not achieve its objective. The securities selected for the Mid-Cap Fund may not perform as well as other securities that were consistent with the Mid-Cap Fund’s investment strategy, but were not selected for the Mid-Cap Fund. As a result, the Mid-Cap Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market. The performance of the Mid-Cap Fund may be better or worse than the performance of equity funds that focus on other types of equities or have a broader investment style.

•  Short Sales Risk. The Mid-Cap Fund may establish a short position in a stock by selling borrowed shares of the stock. When the price of any stock that the Mid-Cap Fund has sold short rises above the price at which the Mid-Cap Fund borrowed and sold the stock, then the Mid-Cap Fund may lose money on the short sale. Accordingly, the Mid-Cap Fund is likely to lose value on its short sales in a rising market. If the broker from whom the stock was borrowed requires that the stock be repaid, then the Mid-Cap Fund could be forced to cover short positions earlier than the Mid-Cap Fund otherwise would. If the Mid-Cap Fund does not have the assets to cover a short sale, then the Mid-Cap Fund’s potential losses on the short will be unlimited because the security’s price may appreciate indefinitely.

Performance. The bar chart and table shown below provide some indication of the risks of investing in the Mid-Cap Fund by showing changes in the performance of the Mid-Cap Fund’s Institutional Shares from year to year and by showing how the Mid-Cap Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad-based securities market index. The Mid-Cap Fund’s past performance (before and after taxes) is not necessarily an indication of how the Mid-Cap Fund will perform in the future.

Annual Total Returns

Quarterly Returns During This Time Period
Highest	15.15% (quarter ended June 30, 2009)
Lowest	-25.85% (quarter ended December 31, 2008)
Year to Date	2.75% (quarter ended December 31, 2015)

Average Annual Total Returns (For the Period Ended December 31, 2015)	1 Year	5 Years	10 Years
Capital Management Mid-Cap Fund – Institutional Shares
Before taxes	2.75%	8.88%	5.96%
After taxes on distributions	2.04%	8.08%	5.27%
After taxes on distributions and sale of shares	2.38%	7.25%	4.92%
Capital Management Mid-Cap Fund – Investor Shares Before taxes (includes maximum sales loads)	-1.09%	7.47%	4.89%
Russell Mid-Cap Value Index (reflects no deduction for fees, expenses or taxes)	-4.78%	11.24%	7.59%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	1.38%	12.56%	7.30%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Mid-Cap Fund shares through tax-deferred arrangements, such as an individual retirement account (IRA) or 401(k) plan. After-tax returns are shown for only one class of shares and after-tax returns will vary for other classes.

Management. Capital Management Associates, Inc. is the investment advisor for the Fund. Alexander L.M. Cripps, CFA, portfolio manager, and W. Jameson McFadden, portfolio manager, are primarily responsible for the day-to-day management of the Mid-Cap Fund’s portfolio since 2016.

Purchase and Sale of Fund Shares. The Mid-Cap Fund’s minimum investment is as follows:

Institutional Shares	Investor Shares
$25,000 minimum initial investment and minimum subsequent investment is $500 ($100 if participating in the automatic investment plan).	$1,000 minimum initial investment and minimum subsequent investment is $500 ($100 if participating in the automatic investment plan).

You may generally purchase, redeem or exchange shares of the Mid-Cap Fund on any business day the New York Stock Exchange is open, at the Fund’s net asset value determined after receipt of your request in good order as follows:

•	Through the Fund by mail or bank wire. Mail requests should be sent to Capital Management Mid-Cap Fund (specify either Institutional or Investor shares) c/o M3Sixty Administration, LLC, 4520 Main Street, Suite 1425, Kansas City, MO 64111. For bank wire orders, please call the Mid-Cap Fund at 1-888-626-3863 for instructions.
•	Through authorized Broker-Dealers and Financial Intermediaries. Please contact your broker-dealer or financial intermediary for information.

If your account was opened through the Mid-Cap Fund, redemption and exchange requests may be made by telephone by calling the Mid-Cap Fund at 1-888-626-3863.

If you have questions about purchasing, redeeming or exchanging shares of the Mid-Cap Fund, please call the Mid-Cap Fund at the number referenced above.

Tax Information. The Mid-Cap Fund’s distributions will generally be taxable to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”). Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Mid-Cap Fund through a broker-dealer or other financial intermediary (such as a bank), the Mid-Cap Fund and its related companies may pay the intermediary for the sale of Mid-Cap Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Mid-Cap Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY

Investment Objective. The investment objective of the Small-Cap Fund is to seek long-term capital appreciation, while current income is a secondary consideration in selecting portfolio investments.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Small-Cap Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in certain funds in the Capital Management Investment Trust (“Trust”) with a similar sales charge. More information about these and other discounts is available from your financial professional and in the section “Investing in the Fund – Investor Shares” beginning on page 21 of the Small-Cap Fund’s prospectus (“Prospectus”) and the section “Purchase of Shares – Reduced Sales Charges” beginning on page 21 of the Small-Cap Fund’s statement of additional information (“SAI”).

Shareholder Fees. (Fees paid directly from your investment)

	Institutional Shares	Investor Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	3.00%
Redemption Fee (as a percentage of the amount redeemed, if applicable)	None	None

Annual Fund Operating Expenses. (Expenses that you pay each year as a % of the value of your investment)

	Institutional Shares	Investor Shares
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.00%	0.75%
Other Expenses	0.70%	0.70%
Acquired Fund Fees and Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses 1	1.73%	2.48%
Fee Waiver and/or Expense Reimbursement 2	(0.20)%	(0.20)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement 1,2	1.53%	2.28%

1	“Total Annual Fund Operating Expenses” will not correlate to the Fund’s ratio of expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Small-Cap Fund and does not include “Acquired Fund Fees and Expenses.”

2	Capital Management Associates, Inc. (the “Advisor”) has entered into a contractual agreement with the Small-Cap Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Small-Cap Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, payments, if any, under a Rule 12b-1 Plan, and Acquired Fund Fees and Expenses) to not more than 1.50%. The contractual agreement cannot be terminated prior to April 1, 2017 without the Trust’s Board of Trustees’ approval.

Expense Example. This Example is intended to help you compare the cost of investing in the Small-Cap Fund with the cost of investing in other mutual funds. This expense example assumes that you invest $10,000 in the Small-Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expense example also assumes that your investment has a 5% return each year and the Small-Cap Fund’s operating expenses remain the same, and the contractual agreement to limit expenses remains in effect only until April 1, 2017. Although your actual costs may be higher or lower, based on the assumptions your cost would be:

Period Invested	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$156	$525	$920	$2,024
Investor Shares	$524	$1,031	$1,564	$3,017

Portfolio Turnover. The Small-Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Small-Cap Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Small-Cap Fund’s performance. During the most recent fiscal year, the Small-Cap Fund’s portfolio turnover rate was 30.91% of the average value of its portfolio.

Principal Investment Strategies of the Fund. The Small-Cap Fund pursues its investment objective by investing primarily in equity securities of small-capitalization (“small-cap”) companies. The Small-Cap Fund considers a small-cap company to be one that has market capitalization within the range of $100 million to $2.5 billion.

The Small-Cap Fund’s investment in small-cap companies will be primarily in equity securities, such as common and preferred stock, securities convertible into common stock and short sales. Under normal market conditions, the Small-Cap Fund will invest at least 90% of its total assets in equity securities, of which at least 80% of its total assets will be invested in the equity securities of small-cap companies.

While the Small-Cap Fund’s primary focus is investment in equity securities, the Small-Cap Fund has flexibility to invest in other types of securities when the Advisor believes they offer opportunities that are more attractive. Accordingly, the Small-Cap Fund may invest in derivative instruments, including put and call options. The Small-Cap Fund may also sell a security short (i.e., sell a security borrowed from a broker) if the Advisor expects the market price for the security to drop in the future. When the Small-Cap Fund makes a short sale of a security, the Small-Cap Fund will have to replace the security in the future, whether or not the price declines. The Small-Cap Fund may hold up to 20% of its net assets in derivative instruments and short positions at any time.

In selecting portfolio securities, the Advisor uses various screens and models to produce a potential universe of approximately 1,300 companies. Then, through fundamental research, the Advisor selects from that universe companies whose current share price is relatively undervalued. The Advisor considers selling or reducing the Small-Cap Fund’s holding in a security if the security no longer meets the Advisor’s investment criteria, the company is no longer considered a small-cap company or the Advisor believes a more attractive investment alternative is available. Final investment decisions are made by the Advisor’s portfolio manager.

Principal Risks of Investing in the Fund. An investment in the Small-Cap Fund is subject to investment risks, including the possible loss of some or all of the principal invested. There can be no assurance that the Small-Cap Fund will be successful in meeting its investment objective. The Small-Cap Fund is intended for aggressive investors seeking above-average gains and willing to accept the risks involved in investing in the securities of small-cap companies. The following is a summary description of certain risks of investing in the Small-Cap Fund.

•  Market Risk. Securities markets are volatile and prices of all securities may decline when markets decline generally. Accordingly, the price of and the income generated by the Small-Cap Fund’s securities may decline in response to, among other things, adverse changes in investor sentiment, general economic and market conditions, regional or global instability, interest rate fluctuations or other factors that may cause the securities markets to decline generally.

•  Risks related to Other Equity Securities. In addition to common stocks, the equity securities in the Small-Cap Fund’s portfolio may include preferred stock and convertible securities. Like common stocks, the value of these equity securities may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and specific industry changes. Also, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Small-Cap Fund. Convertible securities entitle the holder to receive interest payments or a dividend preference until the security matures, is redeemed, or the conversion feature is exercised. As a result of the conversion feature, the interest rate or dividend preference is generally less than if the securities were non-convertible.

•  Small-Cap Securities Risk. Investing in the securities of small-cap companies generally involves greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that small-cap companies may have limited product lines, operating history, markets or financial resources and their securities may therefore be more volatile than securities of larger, more established companies or market averages in general. In addition, the market for small-cap securities may be more limited than the market for larger companies.

•  Portfolio Management Risk. The strategies used and securities selected by the Small-Cap Fund’s Advisor may fail to produce the intended result and the Small-Cap Fund may not achieve its objective. The securities selected for the Small-Cap Fund may not perform as well as other securities that were consistent with the Small-Cap Fund’s investment strategy, but were not selected for the Small-Cap Fund. As a result, the Small-Cap Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market. The performance of the Small-Cap Fund may be better or worse than the performance of equity funds that focus on other types of equities or have a broader investment style.

•  Short Sales Risk. The Small-Cap Fund may establish a short position in a stock by selling borrowed shares of the stock. When the price of any stock that the Small-Cap Fund has sold short rises above the price at which the Small-Cap Fund borrowed and sold the stock, then the Small-Cap Fund may lose money on the short sale. Accordingly, the Small-Cap Fund is likely to lose value on its short sales in a rising market. If the broker from whom the stock was borrowed requires that the stock be repaid, then the Small-Cap Fund could be forced to cover short positions earlier than the Small-Cap Fund otherwise would. If the Small-Cap Fund does not have the assets to cover a short sale, then the Small-Cap Fund’s potential losses on the short will be unlimited because the security’s price may appreciate indefinitely.

•  Derivative Instruments Risk. Derivative instruments such as option contracts, futures contracts, and options on future contracts are generally investments the value of which depends on (or is derived from) the value of the underlying assets, interest rate, or index. Derivative instruments involve risks different from direct investments in the underlying securities, including: imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in losses of all or in excess of any gain in the portfolio positions; and risks that the derivative security may not be liquid.

Performance. The bar chart and table shown below provide some indication of the risks of investing in the Small-Cap Fund by showing changes in the performance of the Small-Cap Fund’s Institutional Shares from year to year and by showing how the Small-Cap Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad-based securities market index. The Small-Cap Fund’s past performance (before and after taxes) is not necessarily an indication of how the Small-Cap Fund will perform in the future.

Annual Total Returns

Quarterly Returns During This Time Period
Highest	33.58% (quarter ended June 30, 2009)
Lowest	-42.69% (quarter ended December 31, 2008)
Year to Date	-14.17% (quarter ended December 31, 2015)

Average Annual Total Returns (For the Period Ended December 31, 2015)	1 Year	5 Years	10 Years
Capital Management Small-Cap Fund – Institutional Shares
Before taxes	-14.17%	5.89%	5.50%
After taxes on distributions	-14.88%	4.56%	4.47%
After taxes on distributions and sale of shares	-8.31%	4.68%	4.49%
Capital Management Small-Cap Fund – Investor Shares Before taxes (reflects deduction for sales load)	-17.01%	4.90%	4.90%
S&P 600 Small-Cap Index (reflects no deduction for fees, expenses or taxes)	-1.97%	11.47%	8.00%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Small-Cap Fund shares through tax-deferred arrangements, such as an individual retirement account (IRA) or 401(k) plan. After-tax returns are shown for only one class of shares and after-tax returns will vary for other classes.

Management. Capital Management Associates, Inc. is the investment advisor for the Fund. Alexander L.M. Cripps, CFA, portfolio manager, and W. Jameson McFadden, portfolio manager, are primarily responsible for the day-to-day management of the Small-Cap Fund’s portfolio since 2016.

Purchase and Sale of Fund Shares. The Small-Cap Fund’s minimum investment is as follows:

Institutional Shares	Investor Shares
$25,000 minimum initial investment and minimum subsequent investment is $500 ($100 if participating in the automatic investment plan).	$1,000 minimum initial investment and minimum subsequent investment is $500 ($100 if participating in the automatic investment plan).

You may generally purchase, redeem or exchange shares of the Small-Cap Fund on any business day the New York Stock Exchange is open, at the Small-Cap Fund’s net asset value determined after receipt of your request in good order as follows:

•	Through the Small-Cap Fund by mail or bank wire. Mail requests should be sent to Capital Management Small-Cap Fund (specify either Institutional or Investor shares) c/o M3Sixty Administration, LLC, 4520 Main Street, Suite 1425, Kansas City, MO 64111. For bank wire orders, please call the Fund at 1-888-626-3863 for instructions.

•	Through authorized Broker-Dealers and Financial Intermediaries. Please contact your broker-dealer or financial intermediary for information.

If your account was opened through the Small-Cap Fund, redemption and exchange requests may be made by telephone by calling the Small-Cap Fund at 1-888-626-3863.

If you have questions about purchasing, redeeming or exchanging shares of the Small-Cap Fund, please call the Small-Cap Fund at the number referenced above.

Tax Information. The Small-Cap Fund’s distributions will generally be taxable to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”). Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Small-Cap Fund through a broker-dealer or other financial intermediary (such as a bank), the Small-Cap Fund may pay the intermediary for the sale of Small-Cap Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Small-Cap Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY

Investment Objective. The investment objective of the All-Cap Fund is to seek capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the All-Cap Fund.

Shareholder Fees (fees paid directly from your investment)

Class A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Redemption Fee (as a percentage of the amount redeemed, if applicable).	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)

Class A Shares
Management Fees	1.00%
Distribution (12b-1) Fees	0.35%
Other Expenses	1.20%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	2.57%
Fee Waiver and/or Expense Reimbursement 1	(1.05)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement 1	1.52%

1	Wellington Shields Capital Management, LLC (the “Adviser”) has entered into a contractual agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the All-Cap Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, payments, if any, under a Rule 12b-1 Plan, and Acquired Fund Fees and Expenses) to not more than 1.15% subject to the Adviser’s right to recoup payments on a rolling three-year basis so long as the payments would not exceed the 1.15% expense cap. The contractual agreement cannot be terminated prior to April 1, 2017 without the Trust’s Board of Trustees’ approval.

Expense Example. This Example is intended to help you compare the cost of investing in the All-Cap Fund with the cost of investing in other mutual funds. This expense example assumes that you invest $10,000 in the All-Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expense example also assumes that your investment has a 5% return each year and the All-Cap Fund’s operating expenses remain the same, and the contractual agreement to limit expenses remains in effect only until April 1, 2017. Although your actual costs may be higher or lower, based on the assumptions your cost would be:

Period Invested	1 Year	3 Years	5 Years	10 Years
Class A Shares	$155	$700	$1,271	$2,827

Portfolio Turnover. The All-Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when All-Cap Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the All-Cap Fund’s performance. For the fiscal period ended December 2, 2014 through November 30, 2015, the All-Cap Fund’s portfolio turnover rate was 76.31% of the average value of its portfolio.

Principal Investment Strategies of the Fund. The All-Cap Fund pursues its investment objective by investing primarily in equity securities of all market capitalizations.

The All-Cap Fund’s investments will be primarily in equity securities, such as common and preferred stock, securities convertible into common stock and short sales. Under normal market conditions, the All-Cap Fund will invest at least 80% of its total assets in equity securities.

In selecting portfolio securities, the Adviser uses various screens and models to produce a potential universe of companies. Then through fundamental research, the Adviser selects from that universe companies whose current share price is relatively undervalued. The Adviser considers selling or reducing the All-Cap Fund’s holding in a security if the security no longer meets the Adviser’s investment criteria or the Adviser believes a more attractive investment alternative is available. Final investment decisions are made by the Adviser’s portfolio manager.

Principal Risks of Investing in the Fund. An investment in the All-Cap Fund is subject to investment risks, including the possible loss of some or all of the principal invested. There can be no assurance that the All-Cap Fund will be successful in meeting its investment objective. The All-Cap Fund is intended for aggressive investors seeking above-average gains and willing to accept the risks involved in investing in equity securities. The following is a summary description of certain risks of investing in the All-Cap Fund.

•  Market Risk. Securities markets are volatile and prices of all securities may decline when markets decline generally. Accordingly, the price of and the income generated by the All-Cap Fund’s securities may decline in response to, among other things, adverse changes in investor sentiment, general economic and market conditions, regional or global instability, interest rate fluctuations or other factors that may cause the securities markets to decline generally.

•  Risks related to Other Equity Securities. In addition to common stocks, the equity securities in the All-Cap Fund’s portfolio may include preferred stock and convertible securities. Like common stocks, the value of these equity securities may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and specific industry changes. Also, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the All-Cap Fund. Convertible securities entitle the holder to receive interest payments or a dividend preference until the security matures, is redeemed, or the conversion feature is exercised. As a result of the conversion feature, the interest rate or dividend preference is generally less than if the securities were non-convertible.

•  Large-Cap Securities Risk. The All-Cap Fund will invest in larger, more established companies, which may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansions.

•  Mid-Cap Securities Risk. Investing in the securities of mid-cap companies generally involves greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that mid-cap companies may have limited product lines, operating history, markets or financial resources and their securities may therefore be more volatile than securities of larger, more established companies or market averages in general. In addition, the market for mid-cap securities may be more limited than the market for larger companies.

•  Small-Cap Securities Risk. The All-Cap Fund will invest in small companies, which generally have less experienced management teams, serve smaller markets, and find it more difficult to find financing for growth or potential development than larger companies.

•  Portfolio Management Risk. The strategies used and securities selected by the All-Cap Fund’s Adviser may fail to produce the intended result and the All-Cap Fund may not achieve its objective. The securities selected for the All-Cap Fund may not perform as well as other securities that were consistent with the All-Cap Fund’s investment strategy, but were not selected for the All-Cap Fund. As a result, the All-Cap Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market. The performance of the All-Cap Fund may be better or worse than the performance of equity funds that focus on other types of equities or have a broader investment style.

•  Short Sales Risk. The All-Cap Fund may establish a short position in a stock by selling borrowed shares of the stock. When the price of any stock that the All-Cap Fund has sold short rises above the price at which the All-Cap Fund borrowed and sold the stock, then the All-Cap Fund may lose money on the short sale. Accordingly, the All-Cap Fund is likely to lose value on its short sales in a rising market. If the broker from whom the stock was borrowed requires that the stock be repaid, then the All-Cap Fund could be forced to cover short positions earlier than the All-Cap Fund otherwise would. If the All-Cap Fund does not have the assets to cover a short sale, then the All-Cap Fund’s potential losses on the short will be unlimited because the security’s price may appreciate indefinitely.

•  Shares of other investment companies and ETFs Risk. You will indirectly bear fees and expenses charged by the underlying funds in which the All-Cap Fund may invest in addition to the Fund’s direct fees and expenses and, as a result, your cost of investing in the All-Cap Fund will generally be higher than the cost of investing directly in the underlying fund shares. Investments in ETFs bear the risk that the market price of the ETF’s shares may trade at a discount to their net asset value or that an active trading market for an ETF’s shares may not develop or be maintained. The All-Cap Fund may place otherwise un-invested cash in money market mutual funds.

•  New Fund Risk. The All-Cap Fund was formed in December 2014. Accordingly, investors in the All-Cap Fund bear the risk that the All-Cap Fund may not be successful in implementing its investment strategy.

Performance. The bar chart and table shown below provide some indication of the risks of investing in the All-Cap Fund by showing changes in the performance of the All-Cap Fund’s Institutional Shares from year to year and by showing how the All-Cap Fund’s average annual returns compare with those of a broad-based securities market index. The All-Cap Fund’s past performance (before and after taxes) is not necessarily an indication of how the All-Cap Fund will perform in the future.

Annual Total Returns

Quarterly Returns During This Time Period
Highest	8.61% (quarter ended March 31, 2015)
Lowest	-9.42% (quarter ended September 30, 2015)
Year to Date	5.44% (quarter ended December 31, 2015)

Average Annual Total Returns (For the Period Ended December 31, 2015)	1 Year	Since Inception
Wellington Shields All-Cap Fund – Class A Shares
Before taxes	5.44%	6.01%
After taxes on distributions	5.25%	5.83%
After taxes on distributions and sale of shares	3.29%	4.72%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	1.38%	1.08%
Dow Jones Industrial Average (reflects no deduction for fees, expenses or taxes)	0.21%	0.02%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold All-Cap Fund shares through tax-deferred arrangements, such as an individual retirement account (IRA) or 401(k) plan. After-tax returns are shown for only one class of shares and after-tax returns will vary for other classes.

Management. Wellington Shields Capital Management, LLC is the investment adviser for the Fund. Alexander L.M. Cripps, CFA, portfolio manager, and W. Jameson McFadden, portfolio manager, are primarily responsible for the day-to-day management of the All-Cap Fund’s portfolio since inception.

Purchase and Sale of Fund Shares. The All-Cap Fund’s minimum investment is as follows:

Class A Shares
$1,000 minimum initial investment and minimum subsequent investment is $500 ($100 if participating in the automatic investment plan).

You may generally purchase, redeem or exchange shares of the All-Cap Fund on any business day the New York Stock Exchange is open, at the All-Cap Fund’s net asset value determined after receipt of your request in good order as follows:

•	Through the All-Cap Fund by mail or bank wire. Mail requests should be sent to Wellington Shields All-Cap Fund, c/o M3Sixty Administration, LLC 4520 Main Street, Suite 1425, Kansas City, MO 64111. For bank wire orders, please call the Fund at 1-888-626-3863 for instructions.

•	Through authorized Broker-Dealers and Financial Intermediaries. Please contact your broker-dealer or financial intermediary for information.

If your account was opened through the All-Cap Fund, redemption and exchange requests may be made by telephone by calling the All-Cap Fund at 1-888-626-3863.

If you have questions about purchasing, redeeming or exchanging shares of the All-Cap Fund, please call the All-Cap Fund at the number referenced above.

Tax Information. The All-Cap Fund’s distributions will generally be taxable to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”). Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the All-Cap Fund through a broker-dealer or other financial intermediary (such as a bank), the All-Cap Fund and its related companies may pay the intermediary for the sale of All-Cap Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the All-Cap Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVE, STRATEGIES, RISKS AND PORTFOLIO HOLDINGS

INVESTMENT OBJECTIVES

The investment objective of the Mid-Cap Fund is to seek long-term capital appreciation.

The investment objective of the Small-Cap Fund is to seek long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments.

The investment objective of the All-Cap Fund is to seek capital appreciation.

Each Fund’s investment objective is non-fundamental, may be changed upon 60 days’ notice to shareholders, and without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

Mid-Cap Fund

The Mid-Cap Fund, which is a diversified separate investment portfolio of the Trust, pursues its investment objective by investing primarily in equity securities of medium-capitalization (“mid-cap”) companies. The Mid-Cap Fund considers a mid-cap company to be one that has market capitalization, measured at the time the Mid-Cap Fund purchases the security, within the range of $2.5 billion to $12.5 billion.

The Mid-Cap Fund’s investments in mid-cap companies will be primarily in equity securities of such companies, such as common and preferred stock and securities convertible into common stock. The Mid-Cap Fund intends to invest in a diversified group of mid-cap companies and will not concentrate its investments in any one industry or group.

Under normal market conditions, the Mid-Cap Fund will invest at least 90% of its total assets in equity securities, of which at least 80% of its total assets will be invested in the equity securities of mid-cap companies, as measured at the time of purchase. This investment policy may be changed without shareholder approval upon at least 60 days’ prior written notice to the shareholders.

While the Mid-Cap Fund’s primary focus is investment in equity securities, the Mid-Cap Fund may sell a security short (i.e., sell a security borrowed from a broker) if the Advisor expects the market price for the security to drop in the future. When the Mid-Cap Fund makes a short sale of a security, the Mid-Cap Fund will have to replace the security in the future, whether or not the price declines. The Mid-Cap Fund may hold up to 20% of its net assets in short positions at any time.

In selecting portfolio securities, the Advisor uses various screens and models to produce a potential universe of approximately 1,100 companies. Then through fundamental research, the Advisor selects from that universe companies whose current share price is relatively undervalued. This process may include visits and/or meetings with company management and contacts with industry experts and suppliers. Final investment decisions are made by the Advisor’s Portfolio Manager.

The Advisor considers selling or reducing the Mid-Cap Fund’s holding in a security if the security no longer meets the Advisor’s investment criteria, the company is no longer considered a mid-cap company or the Advisor believes a more attractive investment alternative is available.

Small-Cap Fund

The Small-Cap Fund, which is a diversified separate investment portfolio of the Trust, pursues its investment objective by investing primarily in equity securities of small-capitalization (“small-cap”) companies. The Small-Cap Fund considers a small-cap company to be one that has market capitalization, measured at the time the Small-Cap Fund purchases the security, within the range of $100 million to $2.5 billion.

The Small-Cap Fund’s investments in small-cap companies will be primarily in equity securities of such companies, such as common and preferred stock and securities convertible into common stock. The Small-Cap Fund intends to invest in a diversified group of small-cap companies and will not concentrate its investments in any one industry or group.

Under normal market conditions, the Small-Cap Fund will invest at least 90% of its total assets in equity securities, of which at least 80% of its total assets will be invested in the equity securities of small-cap companies, as measured at the time of purchase. This investment policy may be changed without shareholder approval upon at least 60 days’ prior written notice to the shareholders.

While the Small-Cap Fund’s primary focus is investment in equity securities, the Small-Cap Fund has flexibility to invest in other types of securities when the Advisor believes they offer opportunities that are more attractive. Accordingly, the Small-Cap Fund may invest in derivative instruments, such as purchasing put and call options. The Small-Cap Fund may also sell a security short (i.e., sell a security borrowed from a broker) if the Advisor expects the market price for the security to drop in the future. When the Small-Cap Fund makes a short sale of a security, the Small-Cap Fund will have to replace the security in the future, whether or not the price declines. The Small-Cap Fund may hold up to 20% of its net assets in derivative instruments and short positions at any time.

In selecting portfolio securities, the Advisor uses various screens and models to produce a potential universe of approximately 1,300 companies. Then, through fundamental research, the Advisor selects from that universe companies whose current share price is relatively undervalued. This process often includes visits and/or meetings with company management and contacts with industry experts and suppliers. Final investment decisions are made by the Advisor’s Portfolio Manager.

The Advisor considers selling or reducing the Small-Cap Fund’s holding in a security if the security no longer meets the Advisor’s investment criteria, the company is no longer considered a small-cap company or the Advisor believes a more attractive investment alternative is available.

All-Cap Fund

The All-Cap Fund, which is a separate investment portfolio of the Trust, pursues its investment objective by investing primarily in equity securities.

The All-Cap Fund’s investments will be primarily in equity securities, such as common and preferred stock and securities convertible into common stock. The All-Cap Fund will not concentrate its investments in any one industry or group.

Under normal market conditions, the All-Cap Fund will invest at least 80% of its total assets in equity securities, as measured at the time of purchase. This investment policy may be changed without shareholder approval upon at least 60 days’ prior written notice to the shareholders.

While the All-Cap Fund’s primary focus is investment in equity securities, the All-Cap Fund may sell a security short (i.e., sell a security borrowed from a broker) if the Adviser expects the market price for the security to drop in the future. When the All-Cap Fund makes a short sale of a security, the All-Cap Fund will have to replace the security in the future, whether or not the price declines. The All-Cap Fund may hold up to 20% of its net assets in short positions at any time.

In selecting portfolio securities, the Adviser uses various screens and models to produce a potential universe of approximately 1,100 companies. Then, through fundamental research, the Adviser selects from that universe companies whose current share price is relatively undervalued. This process may include visits and/or meetings with company management and contacts with industry experts and suppliers. Final investment decisions are made by the Adviser’s Portfolio Manager.

The Adviser seeks to identify companies with a growth outlook that are positioned to increase shareholder value through disciplined capital deployment. Valuations of securities with different equity styles (e.g., growth vs. value, etc.) and different market capitalizations (e.g., large, mid, small, etc.) fluctuate according to a number of different factors, including economic outlooks and risk tolerances. Without a market capitalization or growth / value style constraint, the Adviser will seek to identify a large universe of companies undervalued in relation to their asset size or growth outlook.

The Adviser considers selling or reducing the All-Cap Fund’s holding in a security if the security no longer meets the Adviser’s investment criteria or the Adviser believes a more attractive investment alternative is available.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

An investment in a Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that a Fund will be successful in meeting its investment objective.

Mid-Cap Fund

Mid-Cap Fund is intended for aggressive investors seeking above-average gains and are willing to accept the risks involved in investing in the securities of mid-cap companies.

Market Risk. Securities markets are volatile and prices of all securities may decline when markets decline generally. Accordingly, the price of and the income generated by the Mid-Cap Fund’s securities may decline in response to, among other things, adverse changes in investor sentiment, general economic and market conditions, regional or global instability, interest rate fluctuations or other factors that may cause the securities markets to decline generally.

Risks related to Other Equity Securities. In addition to common stocks, the equity securities in the Mid-Cap Fund’s portfolio may include preferred stock and convertible securities. Like common stocks, the value of these equity securities may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and specific industry changes. Also, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for theMid-Cap Fund. Convertible securities entitle the holder to receive interest payments or a dividend preference until the security matures, is redeemed, or the conversion feature is exercised. As a result of the conversion feature, the interest rate or dividend preference is generally less than if the securities were non-convertible.

Mid-Cap Securities. Investing in the securities of mid cap companies generally involves substantially greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that the securities of mid-cap companies usually have more limited marketability and, therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Because mid-cap companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that mid-cap companies often have limited product lines, markets, or financial resources and may lack management depth. Additionally, mid-cap companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies. Mid-cap companies may not be well-known to the investing public, may not be followed by the financial press or industry analysts, and may not have institutional ownership. These factors affect the Advisor’s access to information about the companies and the stability of the markets for the companies’ securities. Mid-cap companies may be more vulnerable than larger companies to adverse business or economic developments. Although investing in securities of smaller companies offers potential above average returns if the companies are successful, the risk exists that the companies will not succeed. If the companies do not succeed, the prices of the companies’ shares could dramatically decline in value. Therefore, an investment in the Mid-Cap Fund may involve a substantially greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies. The Advisor’s ability to choose suitable investments also has a significant impact on the ability of the Mid-Cap Fund to achieve its investment objective.

Portfolio Management Risk. The strategies used and securities selected by the Mid-Cap Fund’s Advisor may fail to produce the intended result and the Mid-Cap Fund may not achieve its objective. The securities selected for the Mid-Cap Fund may not perform as well as other securities that were consistent with the Mid-Cap Fund’s investment strategy, but were not selected for the Mid-Cap Fund. As a result, the Mid-Cap Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market. The performance of the Mid-Cap Fund will decline and may be worse than the performance of equity funds that focus on other types of equities or have a broader investment style when the Advisor’s management style (generally, value-oriented mid-cap equity) is out-of-favor in the market. Since different types of equity securities (e.g., large-cap, mid-cap, small-cap) tend to shift into and out of favor with investors depending on market and economic conditions, the performance of the Mid-Cap Fund may also be worse than the performance of equity funds that focus on other types of equities or have a broader investment style when the Advisor’s management style is out-of-favor. The performance of the Mid-Cap Fund may be better or worse than the performance of equity funds that focus on other types of equities or have a broader investment style.

Short Sales Risk. As explained above, the Mid-Cap Fund may establish a short position in a stock by selling borrowed shares of the stock. Borrowed shares must be repaid (i.e., short positions must be “covered”) whether or not the stock’s price declines. When the price of any stock that the Mid-Cap Fund has sold short rises above the price at which the Mid-Cap Fund borrowed and sold the stock, then the Mid-Cap Fund may lose money on the short sale. Accordingly, the Mid-Cap Fund is likely to lose value on its short sales in a rising market. If the broker from whom the stock was borrowed requires that the stock be repaid, then the Mid-Cap Fund could be forced to cover short positions earlier than the Mid-Cap Fund otherwise would. If the Fund does not have the assets to cover a short sale, then the Mid-Cap Fund’s potential losses on the short will be unlimited because the security’s price may appreciate indefinitely.

Small-Cap Fund

The Small-Cap Fund is intended for aggressive investors seeking above-average gains and willing to accept the risks involved in investing in the securities of small-cap companies.

Market Risk. Securities markets are volatile and prices of all securities may decline when markets decline generally. Accordingly, the price of and the income generated by the Small-Cap Fund’s securities may decline in response to, among other things, adverse changes in investor sentiment, general economic and market conditions, regional or global instability, interest rate fluctuations or other factors that may cause the securities markets to decline generally.

Risks related to Other Equity Securities. In addition to common stocks, the equity securities in the Small-Cap Fund’s portfolio may include preferred stock and convertible securities. Like common stocks, the value of these equity securities may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and specific industry changes. Also, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Small-Cap Fund. Convertible securities entitle the holder to receive interest payments or a dividend preference until the security matures, is redeemed, or the conversion feature is exercised. As a result of the conversion feature, the interest rate or dividend preference is generally less than if the securities were non-convertible.

Small-Cap Securities. Investing in the securities of small cap companies generally involves substantially greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that the securities of small-cap companies usually have more limited marketability and, therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Because small-cap companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that small-cap companies often have limited product lines, markets, or financial resources and may lack management depth. Additionally, small-cap companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies. Small-cap companies may not be well-known to the investing public, may not be followed by the financial press or industry analysts, and may not have institutional ownership. These factors affect the Advisor’s access to information about the companies and the stability of the markets for the companies’ securities. Small-cap companies may be more vulnerable than larger companies to adverse business or economic developments. Although investing in securities of small companies offers potential above average returns if the companies are successful, the risk exists that the companies will not succeed. If the companies do not succeed, the prices of the companies’ shares could dramatically decline in value. Therefore, an investment in the Small-Cap Fund may involve a substantially greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies. The Advisor’s ability to choose suitable investments also has a significant impact on the ability of the Small-Cap Fund to achieve its investment objective.

Derivative Instruments Risk. Derivative instruments such as option contracts, futures contracts, and options on future contracts are generally investments the value of which depends on (or is derived from) the value of the underlying assets, interest rate, or index. Derivative instruments involve risks different from direct investments in the underlying securities, including: imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in losses of all or in excess of any gain in the portfolio positions; and risks that the derivative instrument may not be liquid.

Portfolio Management Risk. The strategies used and securities selected by the Small-Cap Fund’s Advisor may fail to produce the intended result and the Small-Cap Fund may not achieve its objective. The securities selected for the Small-Cap Fund may not perform as well as other securities that were consistent with the Small-Cap Fund’s investment strategy, but were not selected for the Small-Cap Fund. As a result, the Small-Cap Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market. The performance of the Small-Cap Fund will decline and may be worse than the performance of equity funds that focus on other types of equities or have a broader investment style when the Advisor’s management style (generally, value-oriented small-cap equity) is out-of-favor in the market. Since different types of equity securities (e.g., large-cap, mid-cap, small-cap) tend to shift into and out of favor with investors depending on market and economic conditions, the performance of the Small-Cap Fund may also be worse than the performance of equity funds that focus on other types of equities or have a broader investment style when the Advisor’s management style is out-of-favor. The performance of the Small-Cap Fund may be better or worse than the performance of equity funds that focus on other types of equities or have a broader investment style.

Short Sales Risk. As explained above, the Small-Cap Fund may establish a short position in a stock by selling borrowed shares of the stock. Borrowed shares must be repaid (i.e., short positions must be “covered”) whether or not the stock’s price declines. When the price of any stock that the Small-Cap Fund has sold short rises above the price at which the Small-Cap Fund borrowed and sold the stock, then the Small-Cap Fund may lose money on the short sale. Accordingly, the Small-Cap Fund is likely to lose value on its short sales in a rising market. If the broker from whom the stock was borrowed requires that the stock be repaid, then the Small-Cap Fund could be forced to cover short positions earlier than the Small-Cap Fund otherwise would. If the Small-Cap Fund does not have the assets to cover a short sale, then the Small-Cap Fund’s potential losses on the short will be unlimited because the security’s price may appreciate indefinitely.

All-Cap Fund

The All-Cap Fund is intended for aggressive investors seeking above-average gains and that are willing to accept the risks involved in investing in equity securities.

Market Risk. Securities markets are volatile and prices of all securities may decline when markets decline generally. Accordingly, the price of and the income generated by the All-Cap Fund’s securities may decline in response to, among other things, adverse changes in investor sentiment, general economic and market conditions, regional or global instability, interest rate fluctuations or other factors that may cause the securities markets to decline generally.

Risks related to Other Equity Securities. In addition to common stocks, the equity securities in the All-Cap Fund’s portfolio may include preferred stock and convertible securities. Like common stocks, the value of these equity securities may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and specific industry changes. Also, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the All-Cap Fund. Convertible securities entitle the holder to receive interest payments or a dividend preference until the security matures, is redeemed, or the conversion feature is exercised. As a result of the conversion feature, the interest rate or dividend preference is generally less than if the securities were non-convertible.

Large-Cap Securities Risk. The All-Cap Fund will invest in larger, more established companies, which may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansions.

Mid-Cap Securities Risk. Investing in the securities of mid cap companies generally involves substantially greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that the securities of mid-cap companies usually have more limited marketability and, therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Because mid-cap companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that mid-cap companies often have limited product lines, markets, or financial resources and may lack management depth. Additionally, mid-cap companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies. Mid-cap companies may not be well-known to the investing public, may not be followed by the financial press or industry analysts, and may not have institutional ownership. These factors affect the Adviser’s access to information about the companies and the stability of the markets for the companies’ securities. Mid-cap companies may be more vulnerable than larger companies to adverse business or economic developments. Although investing in securities of smaller companies offers potential above average returns if the companies are successful, the risk exists that the companies will not succeed. If the companies do not succeed, the prices of the companies’ shares could dramatically decline in value. Therefore, an investment in the All-Cap Fund may involve a substantially greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies. The Adviser’s ability to choose suitable investments also has a significant impact on the ability of the All-Cap Fund to achieve its investment objective.

Small-Cap Securities Risk. The All-Cap Fund will invest in small companies, which generally have less experienced management teams, serve smaller markets, and find it more difficult to find financing for growth or potential development than larger companies.

Portfolio Management Risk. The strategies used and securities selected by the All-Cap Fund’s Adviser may fail to produce the intended result and the All-Cap Fund may not achieve its objective. The securities selected for the All-Cap Fund may not perform as well as other securities that were consistent with the All-Cap Fund’s investment strategy, but were not selected for the All-Cap Fund. As a result, the All-Cap Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market. The performance of the All-Cap Fund will decline and may be worse than the performance of equity funds that focus on other types of equities or have a broader investment style when the Adviser’s management style (generally, value-oriented mid-cap equity) is out-of-favor in the market. Since different types of equity securities (e.g., large-cap, mid-cap, small-cap) tend to shift into and out of favor with investors depending on market and economic conditions, the performance of the All-Cap Fund may also be worse than the performance of equity funds that focus on other types of equities or have a broader investment style when the Adviser’s management style is out-of-favor. The performance of the All-Cap Fund may be better or worse than the performance of equity funds that focus on other types of equities or have a broader investment style.

Short Sales Risk. As explained above, the All-Cap Fund may establish a short position in a stock by selling borrowed shares of the stock. Borrowed shares must be repaid (i.e., short positions must be “covered”) whether or not the stock’s price declines. When the price of any stock that the All-Cap Fund has sold short rises above the price at which the All-Cap Fund borrowed and sold the stock, then the All-Cap Fund may lose money on the short sale. Accordingly, the All-Cap Fund is likely to lose value on its short sales in a rising market. If the broker from whom the stock was borrowed requires that the stock be repaid, then the All-Cap Fund could be forced to cover short positions earlier than the All-Cap Fund otherwise would. If the All-Cap Fund does not have the assets to cover a short sale, then the All-Cap Fund’s potential losses on the short will be unlimited because the security’s price may appreciate indefinitely.

Shares of other investment companies and ETFs Risk. You will indirectly bear fees and expenses charged by the underlying funds in which the All-Cap Fund may invest in addition to the All-Cap Fund’s direct fees and expenses and, as a result, your cost of investing in the All-Cap Fund will generally be higher than the cost of investing directly in the underlying fund shares. Investments in ETFs bear the risk that the market price of the ETF’s shares may trade at a discount to their net asset value or that an active trading market for an ETF’s shares may not develop or be maintained. The All-Cap Fund may place otherwise un-invested cash in money market mutual funds.

New Fund Risk. The All-Cap Fund commenced operations in December 2014. Accordingly, investors in the All-Cap Fund bear the risk that the All-Cap Fund may not be successful in implementing its investment strategy.

OTHER INVESTMENT POLICIES

An investment in a Fund should not be considered a complete investment program. Whether a Fund is an appropriate investment for an investor will depend largely on his/her financial resources and individual investment goals and objectives. Investors who engage in short-term trading and/or other speculative strategies and styles will not find a Fund to be an appropriate investment vehicle if they want to invest in the Fund for a short period of time.

As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may determine from time to time that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and to the extent permitted by applicable law and the Fund’s investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of a Fund’s assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of a Fund would indirectly pay both the Fund’s expenses and the expenses relating to those other investment companies with respect to the Fund’s assets invested in such investment companies. To the extent a Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, a Fund may also hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for Fund operating expenses.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of each Fund’s policies and procedures with respect to the disclosure of a Fund’s portfolio securities is available in the Funds’ SAI.

MANAGEMENT OF THE FUND

THE INVESTMENT ADVISOR

Mid-Cap Fund’s and Small-Cap Fund’s investment advisor is Capital Management Associates, Inc (“CMA” or “Advisor” and, collectively, with Wellington Shields Capital Management, LLC the “Advisors”). All-Cap Fund’s investment advisor is Wellington Shields Capital Management, LLC (“WSCM” or “Advisor” and, collectively, with CMA, the “Advisors”). CMA and WSCM are affiliates and are located at 140 Broadway, New York, New York 10005. The assets under management of CMA and WSCM were $161 million and $933 million, respectively, as of December 31, 2015. Each Advisor is registered as an investment advisor with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended.

CMA, organized as a New York corporation in 1982, is controlled by its officers and directors, with the principal shareholders being J.V. Shields, Jr. and David V. Shields. The Shields brothers have been affiliated with the Advisor since its inception. CMA has been managing the Mid-Cap Fund and Small-Cap Fund since their inception and provides investment advice to investment companies, individuals, corporations, pension and profit sharing plans, endowments, and other business and private accounts.

WSCM, organized as a New York limited liability company in 2010, is controlled by its officers and members with the principal shareholders (i.e., those individuals and/or entities directly or indirectly controlling 25% or more of the company) being Wellington Shields Holdings, LLC; Shields & Company; H.G. Wellington & Company, Inc.; and Joseph V. Shields, Jr. WSCM has been managing the All-Cap Fund since its inception and provides investment advice to investment companies, individuals including high net worth individuals, pension and profit sharing plans, charitable organizations, corporations and other businesses.

Each Advisor serves in that capacity pursuant to an advisory contract with the Trust on behalf of each Fund. Subject to the authority of the Board of Trustees of the Trust (“Trustees”), the Advisor provides guidance and policy direction in connection with its daily management of each Fund’s assets. The Advisor manages the investment and reinvestment of each Fund’s assets. The Advisor is also responsible for the selection of broker-dealers through which each Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to each Fund.

Alexander L.M. Cripps, CFA, and W. Jameson McFadden are primarily responsible for the day-to-day management of each Fund’s portfolio (each, a “Portfolio Manager”) since 2016 for Mid-Cap Fund and Small-Cap Fund and since inception for All-Cap Fund.

Mr. McFadden has been the President of CMA since January 1, 2014, and has been affiliated with CMA since 2006. Mr. McFadden is also Managing Member of Wellington Shields & Co., LLC (“WSC”), the distributor for the Fund. Mr. McFadden also serves as President of WSCM and has been affiliated with WSCM since 2010.

Mr. Cripps is a Portfolio Manager, Analyst and Member of the Investment Policy Committee of CMA since 2010 and has been affiliated with CMA since 2005. Mr. Cripps also serves as Vice President Research for WSCM and has been affiliated with WSCM since 2010.

The Funds’ SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in each Fund.

The Advisor’s Compensation. For the Mid-Cap Fund, the advisory fee paid to the Advisor as a percentage of average annual net assets for fiscal year ended November 30, 2015 was approximately 0.92% after fee waivers and/or expense reimbursements. For the Small-Cap Fund, the advisory fee paid to the Advisor as a percentage of average annual net assets for fiscal year ended November 30, 2015 was approximately 0.80% after fee waivers and/or expense reimbursements. For the All-Cap Fund, the WSCM did not receive compensation for the fiscal period December 2, 2014 to November 30, 2015 after fee waivers and/or expense reimbursements.

Disclosure Regarding Approval of the Investment Advisory Contract. A discussion regarding the Trustees’ basis for approving the renewal of the investment advisory contract for each Fund is available in the Fund’s Annual Report to shareholders for the fiscal year ended November 30, 2015.

Expense Limitation Agreement. In the interest of limiting expenses of each of the Funds, each Advisor has entered into an expense limitation agreement with the Trust, with respect to each Fund (“Expense Limitation Agreement”), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Fund (other than interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Fund’s business, and amounts, if any, payable pursuant to a Rule 12b-1 Plan) are limited to 1.50% of the average daily net assets of Mid-Cap Fund and Small-Cap Fund and 1.15% of the average daily net assets of All-Cap Fund through the period ending April 1, 2017. It is expected that each Expense Limitation Agreement will continue from year-to-year thereafter, provided such continuance is specifically approved by a majority of the Trustees who (i) are not “interested persons” of the Trust or any other party to the Expense Limitation Agreement, as defined in the Investment Company Act of 1940, as amended (“1940 Act”); and (ii) have no direct or indirect financial interest in the operation of this Expense Limitation Agreement. The Expense Limitation Agreement may also be terminated by the Advisor and the Trust at the end of the then current term upon not less than 90-days’ notice to the other party as set forth in the Expense Limitation Agreement.

Each Fund may, at a later date, reimburse the Advisor the management fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreement during any of the previous three fiscal years, provided the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limits stated above. Consequently, no reimbursement by the Fund will be made unless: (i) the Fund’s assets exceed $10 million; (ii) the Fund’s total annual expense ratio is less than the percentage limits stated above; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. The Advisor may not consider sales of shares of a Fund as a factor in the selection of brokers and dealers, but may place portfolio transactions with brokers and dealers that promote or sell the Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of execution and not on sales efforts. When placing portfolio transactions with a broker or dealer, the Advisor may aggregate securities to be sold or purchased for a Fund with those to be sold or purchased for other advisory accounts managed by the Advisor. In aggregating such securities, the Advisor will average the transaction as to price and will allocate available investments in a manner which the Advisor believes to be fair and reasonable to a Fund and such other advisory accounts. An aggregated order will generally be allocated on a pro rata basis among all participating accounts, based on the relative dollar values of the participating accounts, or using any other method deemed to be fair and reasonable to the Fund and the participating accounts, with any exceptions to such methods involving the Trust being reported by the Advisor to the Trustees. Certain securities trades will be cleared through Wellington Shields & Co., LLC, a registered broker-dealer affiliate of the Advisor and the distributor of the Funds.

The 1940 Act generally prohibits a Fund from engaging in principal securities transactions with an affiliate of the Advisor. Thus, the Funds do not engage in principal transactions with any affiliate of the Advisor. Each Fund has adopted procedures, under Rule 17e-1 under the 1940 Act, that are reasonably designed to provide that any brokerage commission the Fund pays to an affiliate of the Advisor does not exceed the usual and customary broker’s commission. In addition, each Fund will adhere to Section 11(a) of the Securities Exchange Act of 1934 and any applicable rules thereunder governing floor trading.

THE ADMINISTRATOR AND TRANSFER AGENT

M3Sixty Administration, LLC (“M3Sixty”) serves as the Fund administrator providing the Funds with certain administrative, fund accounting, and compliance services. In addition, M3Sixty serves as the transfer agent and dividend disbursing agent of each Fund. As indicated later in the section of this prospectus entitled “Investing in the Fund,” M3Sixty will handle your orders to purchase and redeem shares of the Funds and will disburse dividends paid by the Funds. M3Sixty also makes available the office space, equipment, personnel, and facilities required to provide the foregoing services to the Funds.

THE DISTRIBUTOR

Wellington Shields & Co., LLC (“WSC” or “Distributor”) is the principal underwriter and distributor of each Fund’s shares and serves as each Fund’s exclusive agent for the distribution of Fund shares. The Distributor may sell the Funds’ shares to or through qualified securities dealers and others.

ADDITIONAL INFORMATION ON EXPENSES

Other Expenses. In addition to the management fees and Rule 12b-1 fees for the Investor Shares of Mid-Cap Fund and Small-Cap Fund and Class A shares of All-Cap Fund, each Fund pays all expenses not assumed by the Fund’s Advisor, including, without limitation: the fees and expenses of its administrator, custodian, transfer agent, independent registered public accounting firm and legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges; any proxy solicitors’ fees and expenses; filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

Annual Fund Operating Expenses. In the section entitled “Summary – Fees and Expenses of the Fund” the “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” are based upon actual expenses incurred by the Fund for the fiscal year ended November 30, 2015.

INVESTING IN THE FUND

PURCHASE OPTIONS

Mid-Cap Fund and Small-Cap Fund offer Institutional Shares and Investor Shares through this prospectus. All-Cap Fund offers Class A Shares through this prospectus. Fund shares may be purchased by any account managed by the Advisor and any other institutional investor or broker-dealer authorized to sell shares of a Fund. The share classes available to an investor may vary depending on how the investor wishes to purchase shares of the Fund. The following is a summary of each share class.

Institutional Shares

•	No front-end sales charge.
•	No contingent deferred sales charge.
•	No distribution (Rule 12b-1) fees.
•	$25,000 minimum initial investment.
•	$500 minimum additional investment ($100 if participating in the automatic investment plan).
•	No conversion feature.

Investor Shares

•	A maximum front-end sales charge of 3.00%, as described below.
•	No contingent deferred sales charge.
•	Distribution (Rule 12b-1) fees of 0.75%.
•	$1,000 minimum initial investment.
•	$500 minimum additional investment ($100 if participating in the automatic investment plan).
•	No conversion feature.

Class A Shares

•	No front-end sales charge.
•	No contingent deferred sales charge.
•	Distribution (Rule 12b-1) fees of 0.35%.
•	$1,000 minimum initial investment.
•	$500 minimum additional investment ($100 if participating in the automatic investment plan).
•	No conversion feature.

When you purchase shares of a Fund, you must choose a share class. If none is chosen, your investment will be made in the Investor Shares.

INSTITUTIONAL SHARES

Institutional Shares are sold and redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares in Mid-Cap Fund and Small-Cap Fund. Mid-Cap Fund and Small-Cap Fund may, in the Advisor’s sole discretion, waive the minimum investment amounts listed above.

INVESTOR SHARES

Investor Shares are sold subject to a maximum front-end sales charge (load) of 3.00%, so that the term “offering price” includes the front-end sales charge (load). Shares are redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any broker-dealer authorized to sell Fund shares. Mid-Cap Fund and Small-Cap Fund may, in the Advisor’s sole discretion, waive such minimum investment amounts listed above.

CLASS A SHARES

Class A Shares may be purchased by any account managed by the Adviser and any other investor or any broker-dealer authorized to sell shares in the All-Cap Fund. The minimum initial investment is $1,000 and the minimum additional investment is $500 ($100 for those participating in the automatic investment plan). All-Cap Fund may, in the Adviser’s sole discretion, accept certain accounts with less than the minimum investment.

Sales Charges

The public offering price of Investor Shares of Mid-Cap Fund and Small-Cap Fund equals net asset value plus a sales charge. The Distributor receives this sales charge and may reallow it in the form of dealer discounts and brokerage commissions as follows:

Amount of Transaction At Public Offering Price	Sales Charge As % of Net Amount Invested	Sales Charge As % of Public Offering Price	Dealer Discounts and Brokerage Commissions as % of Public Offering Price
Less than $250,000	3.09%	3.00%	2.80%
$250,000 but less than $500,000	2.56%	2.50%	2.30%
$500,000 or more	2.04%	2.00%	1.80%

From time to time, dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. Pursuant to the terms of the Distribution Agreement, the sales charge payable to the Distributor and the dealer discounts may be suspended, terminated, or amended. The Distributor, at its expense, may, from time to time, provide additional promotional incentives to dealers who sell Fund shares.

Reduced Sales Charges

Concurrent Purchases. For purposes of qualifying for a lower sales charge for Investor Shares, investors have the privilege of combining concurrent purchases of Mid-Cap Fund and Small-Cap Fund and any other series of the Trust affiliated with the Advisor and sold with a sales charge. This privilege may be modified or eliminated at any time or from time to time by the Trust without notice thereof.

Rights of Accumulation. The sales charge applicable to a purchase of Investor Shares is determined by adding the purchase price of shares to be purchased, including any concurrent purchases as described above, to the aggregate value (at the current offering price) of shares of the Mid-Cap Fund and Small-Cap Fund previously purchased and then owned, provided the Distributor is notified by such person or his or her broker-dealer each time a purchase is made which would so qualify. For example, a person who is purchasing Investor Shares with an aggregate value of $50,000 and who currently owns shares of Mid-Cap Fund and Small-Cap Fund with a value of $200,000 would pay a sales charge of 2.50% of the offering price on the new investment and 3.00% on the amount previously invested.

Letter of Intent. Sales charges may also be reduced through an agreement to purchase a specified quantity of shares over a designated thirteen-month period by completing the “Letter of Intent” section of the Fund Shares Application. Information about the “Letter of Intent” procedure, including its terms, is contained in the SAI.

Group Plans. Shares of the Mid-Cap Fund and Small-Cap Fund may be sold at a reduced or eliminated sales charge to certain Group Plans under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by, its employees, members, or participants. Information about such arrangements is available from the Distributor.

In order to obtain a reduced sales charge, it may be necessary at the time of purchase for a shareholder to inform the Fund, the Distributor, or his/her broker-dealer of the existence of other accounts or purchases which are eligible to be aggregated to obtain a reduced sales charge. A shareholder may be required to provide to the Fund, the Distributor, or his/her broker-dealer certain information to verify his/her eligibility for a reduced sales charge. This information may include, to the extent applicable, the following: (i) information or records regarding shares of the Fund or other funds eligible to be aggregated that are in accounts (e.g., retirement accounts) held by the shareholder at the Fund; (ii) information or records regarding shares of the Fund or other funds eligible to be aggregated that are in accounts held by the shareholder at broker-dealers; and (iii) information or records regarding shares of the Fund or other funds eligible to be aggregated that are in accounts held by related parties of the shareholder, such as members of the same family or certain qualified groups, at the Fund or at any broker-dealers.

See the SAI for additional information on reduced sales charges. Complete information regarding the Fund's sales charges, as well as information regarding reduced sales charges (such as concurrent purchases, rights of accumulation, letters of intent, and group plans) and the terms and conditions for the purchase, pricing, and redemption of Fund shares is not available on the internet since the Fund does not have an internet website; however, further information is available by calling the Fund at 1-888-626-3863.

Distribution of the Fund’s Shares

For the Investor Shares of the Mid-Cap Fund and Small-Cap Fund and Class A shares of the All-Cap Fund, each Fund has adopted a Distribution Plan in accordance with Rule 12b-1 (“Distribution Plan”) under the 1940 Act. Pursuant to the Distribution Plan, the Fund compensates the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale and distribution of the Fund’s Investor Shares (this compensation is commonly referred to as “12b-1 fees”). Because the 12b-1 fees are paid out of the Fund’s assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of fees such as sales loads.

For Mid-Cap Fund and Small-Cap Fund, the Distribution Plan provides that Mid-Cap Fund and Small-Cap Fund may pay annually up to 0.75% of the average daily net assets of the Mid-Cap Fund’s and Small-Cap Fund’s Investor Shares for activities primarily intended to result in the sale of the Mid-Cap Fund’s and Small-Cap Fund’s Investor Shares. For All-Cap Fund, the Distribution Plan provides that the All-Cap Fund may pay annually up to 0.35% of the average daily net assets of the All-Cap Fund’s Shares for activities primarily intended to result in the sale of the Fund’s Shares.

The Distribution Plan is known as a “compensation” plan because payments are made for services rendered to the Mid-Cap Fund and Small-Cap Fund with respect to Investor Shares and All-Cap Fund with respect to Class A shares regardless of the level of expenditures made by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan and concerning their annual consideration of the Distribution Plan’s renewal. The Distributor has indicated that it expects its expenditures to include, without limitation: (i) the printing and mailing to prospective investors of Fund prospectuses, statements of additional information, any supplements thereto and shareholder reports with respect to the Investor Shares of Mid-Cap Fund and Small-Cap Fund and Class A shares of All-Cap Fund; (ii) the development, preparation, printing, and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to the Investor Shares of Mid-Cap Fund and Small-Cap Fund and Class A shares of All-Cap Fund; (iii) holding seminars and sales meetings designed to promote the distribution of the Fund’s Investor Shares; (iv) obtaining information and providing explanations to wholesale and retail distributors of each Fund’s investment objectives and policies and other information about the Fund; (v) training sales personnel regarding the Investor Shares of Mid-Cap Fund and Small-Cap Fund and Class A shares of All-Cap Fund; and (vi) financing any other activity that the Distributor determines is primarily intended to result in the sale of Investor Shares of Mid-Cap Fund and Small-Cap Fund and Class A shares of All-Cap Fund. The Distributor may also use a portion of the 12b-1 fees received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the sale of Investor Shares of Mid-Cap Fund and Small-Cap Fund and Class A shares of All-Cap Fund.

PURCHASE AND REDEMPTION PRICE

Determining the Fund’s Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is received, subject to the order being accepted by a Fund in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. A Fund’s net asset value per share is calculated by dividing the value of the Fund’s total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. The net asset value per share of a Fund is normally determined at the time regular trading closes on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier. A Fund does not calculate net asset value on holidays when the NYSE is closed.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. In determining the value of a Fund’s total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. A Fund normally uses third party pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using a Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a mid-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; (iii) trading of the particular portfolio security is halted during the day and does not resume prior to a Fund’s net asset value calculation; or (iv) the validity of a market quotation received is questionable. Pursuant to policies adopted by the Trustees, the Advisor consults with M3Sixty on a regular basis regarding the need for fair value pricing. The Advisor is responsible for notifying the Trustees (or the Trust’s Fair Value Committee) when it believes that fair value pricing is required for a particular security. A Fund’s policies regarding fair value pricing are intended to result in a calculation of the Fund’s net asset value that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may differ from the price next available for the portfolio security using a Fund’s normal pricing procedures, and may differ substantially from the price at which the security may ultimately be traded or sold. If the fair value price differs from the price that would have been determined using a Fund’s normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the portfolio security were priced using the Fund’s normal pricing procedures. The performance of a Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Fund’s normal pricing procedures. To the extent a Fund invests in other open-end investment companies that are registered under the 1940 Act, the Fund’s net asset value calculations are based upon the net asset value reported by such registered open-end investment companies, and the prospectuses for those companies explain the circumstances under which they will use fair value pricing and the effects of using such fair value pricing. The Trustees monitor and evaluate the Fund’s use of fair value pricing, and periodically review the results of any fair valuation under the Fund’s policies.

Additional information on each Fund’s valuation policies is available in the SAI.

Other Matters. Purchases and redemptions of shares of the same class by the same shareholder on the same day will be netted for a Fund.

PURCHASING SHARES

You may make purchases directly from a Fund by mail or bank wire. Each Fund has also authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of a Fund. Orders will be deemed to have been received by a Fund when an authorized broker, or broker-authorized designee, receives the order, subject to the order being accepted by a Fund in good form. The orders will be priced at a Fund’s net asset value next computed after the orders are received by the authorized broker or broker-authorized designee. Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.

Each Fund reserves the right to (i) refuse to accept any request to purchase shares of the Fund for any reason or (ii) suspend its offering of shares at any time.

Regular Mail Orders. Payment for shares must be made by check from a U.S. financial institution and payable in U.S. dollars. Cash, money orders, and traveler’s checks will not be accepted by a Fund. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by a Fund and M3Sixty. The Fund will charge a $35 fee and may redeem shares of the Fund already owned by the purchaser or shares of another identically registered account in another series of the Trust to recover any such loss. For regular mail orders, please complete a Fund Shares Application and mail it, along with your check made payable to the Fund in which you wish to invest to:

[Name of Fund in which you wish to invest]
Institutional Shares or Investor Shares or Class A Shares (please specify)
c/o M3Sixty Administration, LLC
4520 Main Street
Suite 1425
Kansas City, MO 64111

The application must contain your Social Security Number (“SSN”) or Taxpayer Identification Number (“TIN”). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for the SSN or TIN. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the SSN or TIN are met and we have not been notified by the IRS that the particular U.S. investor is subject to back-up withholding.

By sending your check to a Fund, please be aware that you are authorizing the Fund to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Fund receives your payment in the amount of your check. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Fund cannot post the transaction electronically, you authorize the Fund to present an image copy of your check for payment.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or to add to an existing account by wire, please call the Fund at 1-888-626-3863 for instructions.

Subsequent Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum subsequent investment is $500. Before adding funds by bank wire, please call the Fund at 1-888-626-3863 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number. Mail orders should include, if possible, the “Invest by Mail” stub that is attached to your Fund confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Exchange Feature. You may exchange shares of the Fund for shares of any other series of the Trust offered for sale in the state in which you reside. Shares may be exchanged for shares of any other series of the Trust at the net asset value plus the percentage difference between the sales charge applicable to those shares and any sales charge previously paid in connection with the shares being exchanged. Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest. The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon prior written notice to the shareholders.

Stock Certificates. A Fund normally does not issue stock certificates. Evidence of ownership of shares is provided through entry in the Fund’s share registry. Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Important Information about Procedures for Opening a New Account. Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act of 2001), each Fund is required to obtain, verify, and record information to enable the Fund to form a reasonable belief as to the identity of each customer who opens an account. Consequently, when an investor opens an account, the Fund will ask for the investor’s name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Fund to identify the investor. The Fund may also ask to see the investor’s driver’s license or other identifying documents. An investor’s account application will not be considered “complete” and, therefore, an account will not be opened and the investor’s money will not be invested until the Fund receives this required information. If after opening the investor’s account the Fund is unable to verify the investor’s identity after reasonable efforts, as determined by the Fund in its sole discretion, the Fund may (i) restrict redemptions and further investments until the investor’s identity is verified; and (ii) close the investor’s account without notice and return the investor’s redemption proceeds to the investor. If a Fund closes an investor’s account because the Fund was unable to verify the investor’s identity, the Fund will value the account in accordance with the Fund’s next net asset value calculated after the investor’s account is closed. In that case, the investor’s redemption proceeds may be worth more or less than the investor’s original investment. The Fund will not be responsible for any losses incurred due to the Fund’s inability to verify the identity of any investor opening an account.

REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

[Name of Fund in which you are invested]
Institutional Shares or Investor Shares or Class A Shares (please specify)
c/o M3Sixty Administration, LLC
4520 Main Street
Suite 1425
Kansas City, MO 64111

Regular mail redemption requests should include the following:

(1)	Your letter of instruction specifying the account number and number of shares, or the dollar amount, to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;
(2)	Any required signature guarantees (see “Signature Guarantees” below); and
(3)	Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within 7 days after receipt of your redemption request. The Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you decline the telephone transaction privileges on your account application, you may redeem shares of a Fund by telephone. You may also redeem shares by bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing, using the instructions above.

Each Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 816.817.3267). The confirmation instructions must include the following:

(1)	The name of the Fund and the designation of class (Institutional, Investor or Class A shares);
(2)	Shareholder(s) name and account number;
(3)	Number of shares or dollar amount to be redeemed;
(4)	Instructions for transmittal of redemption proceeds to the shareholder; and
(5)	Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum). Redemption proceeds cannot be wired on days in which your financial institution is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See “Signature Guarantees” below.

Each Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Fund’s custodian for wire redemptions. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-888-626-3863. Redemption proceeds will only be sent to the financial institution account or person named in your account application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund or its agents to be genuine. The Fund or its agents will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. The Fund, however, will not be liable for any losses due to unauthorized or fraudulent instructions. The Fund will also not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $10,000 or more for Investor Shares and $250,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for an application form.

Small Accounts. The Trustees reserve the right to redeem involuntarily any account having a balance of less than $250,000 for the Institutional Shares or $1,000 for the Investor Shares or Class A Shares (due to redemptions, exchanges, or transfers, and not due to market action) upon 30-days’ prior written notice. If the shareholder brings his account balance up to the applicable minimum for the share class during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to federal income tax withholding.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (iii) transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (iv) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Redemptions in Kind. A Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund’s net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (i) $250,000 or (ii) one percent (1%) of the Fund’s net asset value at the beginning of such period.

Miscellaneous. All redemptions requests will be processed and payment with respect thereto will normally be made within seven (7) days after tender. Each Fund reserves the right to suspend any redemption request involving recently purchased shares until the check for the recently purchased shares has cleared. Each Fund may suspend redemptions, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund’s shareholders. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

PURCHASING OR REDEEMING SHARES THROUGH A FINANCIAL INTERMEDIARY

You may purchase or redeem shares of a Fund through an authorized financial intermediary (such as a financial planner or advisor). To purchase or redeem shares based upon the net asset value of any given day, your financial intermediary must receive your order before the close of regular trading on the NYSE that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation, and money to the Fund on time. Your financial intermediary may charge additional transaction fees for its services.

Certain financial intermediaries may have agreements with a Fund that allow them to enter confirmed purchase and redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the Fund by the time the Fund prices its shares on the following business day.

Each Fund is not responsible for ensuring that a financial intermediary carries out its obligations. You should look to the financial intermediary through whom you wish to invest for specific instructions on how to purchase or redeem shares of the Fund.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions (“Frequent Trading”) of shares of a Fund may present a number of risks to other shareholders of the Fund. These risks may include, among other things, dilution in the value of shares of the Fund held by long-term shareholders, interference with the efficient management by the Advisor of the Fund’s portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for the Fund’s mid-cap portfolio securities, as well as overall adverse market, economic, political, or other conditions affecting the sale price of portfolio securities, the Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Current shareholders of the Fund may face unfavorable impacts as mid-cap securities may be more volatile than securities for larger, more established companies and it may be more difficult to sell a significant amount of shares to meet redemptions in a limited market. Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of the Fund. These capital gains could include short-term capital gains taxed at ordinary income tax rates.

The Trustees have adopted a policy that is intended to discourage and to identify such activity by shareholders of the Fund. Under the Fund’s adopted policy, the Advisor has the discretion to refuse to accept further purchase and/or exchange orders from an investor if the Advisor believes the investor has a pattern of Frequent Trading that the Advisor considers not to be in the best interests of the other shareholders. To assist the Advisor in identifying possible Frequent Trading patterns, M3Sixty provides a daily record of shareholder trades to the Advisor. M3Sixty also assists the Advisor in monitoring and testing shareholder purchase and redemption orders for possible incidents of Frequent Trading. Under the Fund’s policy regarding Frequent Trading, the Fund intends to limit investments from investor accounts that purchase and redeem shares over a period of less than ten days in which (i) the redemption amount is within ten percent of the previous purchase amount(s); (ii) the redemption amount is greater than $10,000; and (iii) two or more such redemptions occur during a 60 calendar day period. In the event such a purchase and redemption pattern occurs, an investor account and any other account with the same taxpayer identification number will be precluded from investing in the Fund (including investments that are part of an exchange transaction) for at least 30 calendar days after the redemption transaction.

This policy is intended to apply uniformly, except that the Fund may not be able to identify or determine that a specific purchase and/or redemption is part of a pattern of Frequent Trading or that a specific investor is engaged in Frequent Trading, particularly with respect to transactions made through accounts such as omnibus accounts or accounts opened through third-party financial intermediaries such as broker-dealers and banks (“Intermediary Accounts”). Therefore, this policy is not applied to omnibus accounts or Intermediary Accounts. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and to purchase, redeem, and exchange Fund shares without the identity of the particular shareholders being known to the Fund. Like omnibus accounts, Intermediary Accounts normally permit investors to purchase, redeem, and exchange Fund shares without the identity of the underlying shareholder being known to the Fund. Accordingly, the ability of the Fund to monitor and detect Frequent Trading through omnibus accounts and Intermediary Accounts would be very limited, and there would be no guarantee that the Fund could identify shareholders who might be engaging in Frequent Trading through such accounts or curtail such trading. The policy will not apply if the Advisor determines that a purchase and redemption pattern is not a Frequent Trading pattern intended to respond to short-term fluctuations in the securities markets, such as inadvertent errors that result in frequent purchases and redemptions. Inadvertent errors shall include purchases and/or redemptions made unintentionally or by mistake (e.g., where an investor unintentionally or mistakenly invests in the Fund and redeems immediately after recognizing the error). The investor shall have the burden of proving to the sole satisfaction of the Advisor that a frequent purchase and redemption pattern was the result of an inadvertent error. In such a case, the Advisor may choose to accept further purchase and/or exchange orders for such investor account.

Intermediaries may apply frequent trading policies that differ from those described in this prospectus. If you invest with the Fund through an intermediary, please read that firm’s program materials carefully to learn of any rules or fees that may apply.

Although the Fund has taken steps to discourage Frequent Trading of the Fund’s shares, there is no guarantee that such trading will not occur.

OTHER IMPORTANT INFORMATION

Commodity Exchange Act Matters. To the extent the Fund makes investments regulated by the Commodities Futures Trading Commission, it intends to so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences to them of investing in the Fund.

Each Fund will distribute most of its income and gains to its shareholders every year. Dividends paid by the Fund derived from net investment income, if any, will generally be paid annually and capital gains distributions, if any, will be made at least annually. Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although a Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares.

A particular dividend distribution generally will be taxable as qualified dividend income, long-term capital gains, or ordinary income. Qualified dividend income generally includes dividends paid by U.S. corporations and certain qualifying foreign corporations, provided the foreign corporation is not a passive foreign investment company. Any distribution resulting from such qualified dividend income received by each Fund will be designated as qualified dividend income. If the Fund designates a dividend distribution as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate provided certain holding period requirements are met. If the Fund designates a dividend distribution as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized and any distribution resulting from such gains will be considered ordinary income for federal tax purposes. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders.

Taxable distributions paid by the Fund to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If the Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if the dividend had been received in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year. Distributions may be subject to state and local taxes, as well as federal taxes.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period for the Fund shares. An exchange of shares may be treated as a sale and may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 28%) for all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Shareholders should consult with their own tax advisors to ensure that distributions and sales of Fund shares are treated appropriately on their income tax returns.

BENCHMARK DESCRIPTIONS

The S&P 500® is widely regarded as the best single gauge of large-cap U.S. equities. There is over $7 trillion benchmarked to the index, with index assets comprising approximately $1.9 trillion of this total. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

The Russell Mid-Cap Value Index is a widely recognized unmanaged index designed to measure the performance of the mid-cap segment of the U.S. equity universe. It includes those Russell Mid-Cap Index companies with lower price-to-book ratios and lower forecasted growth values. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes. If this index did pay commissions, expenses, or taxes, its returns would be lower.

The Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue-chip stocks, primarily industrials including stocks that trade on the New York Stock Exchange.

FINANCIAL HIGHLIGHTS

The financial highlights tables on the following page are intended to help you understand the Fund’s financial performance for the previous five (5) fiscal years for Mid-Cap Fund and Small-Cap Fund or for the period All-Cap Fund has been in operation. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial data in the table below have been derived from audited financial statements of each Fund and have been audited by BBD, LLP, an independent registered public accounting firm, whose report covering such years is incorporated by reference into the SAI. This information should be read in conjunction with each Fund’s latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Fund at 1-888-626-3863. Further information about the performance of each Fund is contained in the Annual Report of each Fund, a copy of which may also be obtained at no charge by calling the Fund.

	Mid-Cap Fund
	Institutional Shares
	For the Years Ended
	November 30,
	2015		2014		2013		2012	2011

Net Asset Value, Beginning of Year	$22.40		$22.34		$18.07		$16.56	$16.48

Investment Operations:

Net investment income (loss)	(0.07)	(a)	(0.04)	(a)	-	(b)	(0.06)	(0.04)
Net realized and unrealized gain on
investments	1.39		1.99		5.36		1.57	0.43
Total from investment operations	1.32		1.95		5.36		1.51	0.39

Less Distributions:
From net realized capital gains	(0.76)		(1.89)		(1.09)		-	(0.31)
From return of capital	(0.03)		-		-		-	-
Total distributions	(0.79)		(1.89)		(1.09)		-	(0.31)

Net Asset Value, End of Year	$22.93		$22.40		$22.34		$18.07	$16.56

Total Return (c)	5.91%		8.76%		29.66%		9.12%	2.38%

Ratios/Supplemental Data
Net Assets, End of Year (in 000's)	$20,178		$19,081		$17,629		$14,048	$12,964
Ratio of Gross Expenses to Average Net Assets (d)	1.58%		1.62%		1.75%		1.80%	1.79%
Ratio of Net Expenses to Average Net Assets (d)	1.50%		1.50%		1.50%		1.50%	1.50%
Ratio of Net Investment Income (Loss) to
Average Net Assets	(0.30)%		(0.18)%		0.01%		(0.33)%	(0.25)%
Portfolio Turnover Rate	24.64%		22.46%		24.43%		33.43%	39.62%

a)	Net investment income (loss) per share is based on average shares outstanding for the years ended November 30, 2015 and November 30, 2014.
(b)	Net investment income resulted in less than $0.01 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(d)	The expense ratios listed above reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).

	Mid-Cap Fund
	Investor shares
	For the Years Ended
	November 30,
	2015		2014		2013	2012	2011

Net Asset Value, Beginning of Year	$18.73		$19.06		$15.66	$14.46	$14.54

Investment Operations:

Net investment loss	(0.21)	(a)	(0.18)	(a)	(0.11)	(0.16)	(0.15)
Net realized and unrealized gain on
investments	1.16		1.74		4.60	1.36	0.38
Total from investment operations	0.95		1.56		4.49	1.20	0.23

Less Distributions:
From net realized capital gains	(0.76)		(1.89)		(1.09)	-	(0.31)
From return of capital	(0.03)		-		-	-	-
Total distributions	(0.79)		(1.89)		(1.09)	-	(0.31)

Net Asset Value, End of Year	$18.89		$18.73		$19.06	$15.66	$14.46

Total Return (b)	5.09%		8.22%		28.66%	8.30%	1.60%

Ratios/Supplemental Data
Net Assets, End of Year (in 000's)	$661		$577		$570	$435	$377
Ratio of Gross Expenses to Average Net Assets (c)	2.33%		2.37%		2.50%	2.55%	2.54%
Ratio of Net Expenses to Average Net Assets (c)	2.25%		2.25%		2.25%	2.25%	2.25%
Ratio of Net Investment Loss to
Average Net Assets	(1.05)%		(0.93)%		(0.74)%	(1.08)%	(1.00)%
Portfolio Turnover Rate	24.64%		22.46%		24.43%	33.43%	39.62%

(a)	Net investment loss per share is based on average shares outstanding for the years ended November 30, 2015 and November 30, 2014.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not include the impact of sales charges.
(c)	The expense ratios listed above reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).

	Small-Cap Fund
	Institutional Shares
	For the Years Ended
	November 30,
	2015		2014		2013		2012	2011

Net Asset Value, Beginning of Year	$21.50		$23.61		$17.76		$17.58	$16.93

Investment Operations:

Net investment income (loss)	0.20	(a)	(0.04)	(a)	0.05	(a)	0.26	0.14
Net realized and unrealized gain (loss) on
investments	(2.72)		(0.25)		6.72		1.09	2.14
Total from investment operations	(2.52)		(0.29)		6.77		1.35	2.28

Less Distributions:
From net investment income	(0.20)		-		(0.05)		(0.26)	(0.13)
In excess of net investment income	-		(0.02)		(0.04)		(0.05)	(0.07)
From net realized capital gains	(0.26)		(1.80)		(0.83)		(0.86)	(1.43)
Total distributions	(0.46)		(1.82)		(0.92)		(1.17)	(1.63)

Net Asset Value, End of Year	$18.52		$21.50		$23.61		$17.76	$17.58

Total Return (b)	(11.72)%		(1.23)%		38.08%		7.65%	13.51%

Ratios/Supplemental Data
Net Assets, End of Year (in 000's)	$13,837		$15,780		$16,099		$11,694	$10,896
Ratio of Gross Expenses to Average Net Assets (c)	1.70%		1.68%		1.85%		1.93%	1.94%
Ratio of Net Expenses to Average Net Assets (c)	1.50%		1.50%		1.50%		1.50%	1.50%
Ratio of Net Investment Income (Loss) to
Average Net Assets	0.98%		(0.17)%		0.23%		1.35%	0.69%
Portfolio Turnover Rate	30.91%		28.78%		28.46%		29.36%	41.52%

(a)	Net investment income (loss) per share is based on average shares outstanding for the years ended November 30, 2015, November 30, 2014 and November 30, 2013.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(c)	The expense ratios listed above reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).

	Small-Cap Fund
	Investor shares
	For the Years Ended
	November 30,
	2015		2014		2013		2012	2011

Net Asset Value, Beginning of Year	$20.24		$22.40		$16.90		$16.78	$16.23

Investment Operations:

Net investment income (loss)	0.12	(a)	(0.11)	(a)	(0.02)	(a)	0.21	0.08
Net realized and unrealized gain (loss) on
investments	(2.54)		(0.25)		6.38		1.02	2.04
Total from investment operations	(2.42)		(0.36)		6.36		1.23	2.12

Less Distributions:
From net investment income	(0.14)		-		-		(0.19)	(0.09)
In excess of net investment income	-		-		(0.03)		(0.06)	(0.05)
From net realized capital gains	(0.26)		(1.80)		(0.83)		(0.86)	(1.43)
Total distributions	(0.40)		(1.80)		(0.86)		(1.11)	(1.57)

Net Asset Value, End of Year	$17.42		$20.24		$22.40		$16.90	$16.78

Total Return (b)	(11.98)%		(1.59)%		37.63%		7.31%	13.10%

Ratios/Supplemental Data
Net Assets, End of Year (in 000's)	$289		$324		$312		$156	$145
Ratio of Gross Expenses to Average Net Assets (c)	2.45%		2.43%		2.60%		2.68%	2.69%
Ratio of Net Expenses to Average Net Assets (c)	1.83%		1.83%		1.83%		1.83%	1.83%
Ratio of Net Investment Income (Loss) to
Average Net Assets	0.65%		(0.50)%		(0.10)%		1.02%	0.35%
Portfolio Turnover Rate	30.91%		28.78%		28.46%		29.36%	41.52%

(a)	Net investment income (loss) per share is based on average shares outstanding for the years ended November 30, 2015, November 30, 2014 and November 30, 2013.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not include the impact of sales charges.
(c)	The expense ratios listed above reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).

	Wellington Shields All-Cap Fund Class A Shares For the Period Ended November 30, 2015(a)

Net Asset Value, Beginning of Period	$10.00

Investment Operations:

Net investment loss (b)	(0.05)
Net realized and unrealized gain on
investments	0.79
Total from investment operations	0.74

Less Distributions:
From net realized capital gains	(0.05)
Total distributions	(0.05)

Net Asset Value, End of Period	$10.69

Total Return (c)	7.40%	(e)

Ratios/Supplemental Data
Net Assets, End of Period (in 000's)	$9,502
Ratio of Gross Expenses to Average Net Assets (d)	2.55%	(f)
Ratio of Net Expenses to Average Net Assets (d)	1.50%	(f)
Ratio of Net Investment Loss to
Average Net Assets	(0.48)%	(f)
Portfolio Turnover Rate	76.31%	(e)

(a)	The Wellington Shields All-Cap Fund commenced operations on December 2, 2014.
(b)	Net investment loss per share is based on average shares outstanding.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(d)	The expense ratios listed above reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).
(e)	Not annualized.
(f)	Annualized.

Privacy Notice

FACTS	WHAT DOES CAPITAL MANAGEMENT INVESTMENT TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
▪ Social Security number
▪ Assets
▪ Retirement Assets
▪ Transaction History
▪ Checking Account Information
▪ Purchase History
▪ Account Balances
▪ Account Transactions
▪ Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Capital Management Investment Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Capital Management Investment Trust share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1-888-626-3863

Who we are
Who is providing this notice?	Capital Management Investment Trust Wellington Shields & Co. LLC (Distributor) M3Sixty Administration, LLC (Administrator)
What we do
How does Capital Management Investment Trust protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Capital Management Investment Trust collect my personal information?
We collect your personal information, for example, when you
▪ Open an account
▪ Provide account information
▪ Give us your contact information
▪ Make deposits or withdrawals from your account
▪ Make a wire transfer
▪ Tell us where to send the money
▪ Tells us who receives the money
▪ Show your government-issued ID
▪ Show your driver’s license
We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
▪ Sharing for affiliates’ everyday business purposes – information about your creditworthiness
▪ Affiliates from using your information to market to you
▪ Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
▪ Capital Management Associates, Inc., the investment adviser to the Capital Management Investment Trust, could be deemed to be an affiliate.

Nonaffiliates
Companies not related by common ownership or control. They can be financial and nonfinancial companies
▪ Capital Management Investment Trust does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Capital Management Investment Trust does not jointly market.

 Not part of the Prospectus

FOR MORE INFORMATION

Additional information about each Fund’s investments is available in each Fund’s annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. The Funds’ SAI has been filed with the Securities and Exchange Commission. The SAI (which is incorporated in its entirety by reference in this Prospectus) also contains additional information about each Fund.

To request a free copy of the SAI, a Fund’s annual and semi-annual reports and other information about the Fund, or to make inquiries about a Fund, write the Fund c/o M3Sixty Administration, LLC, 4520 Main Street, Suite 1425, Kansas City, MO 64111 or call the Fund at 1-888-626-3863.

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s public reference room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File Number: 811-08822

STATEMENT OF ADDITIONAL INFORMATION

CAPITAL MANAGEMENT MID-CAP FUND
INSTITUTIONAL SHARES – Ticker Symbol CMEIX
INVESTOR SHARES – Ticker Symbol CMCIX

CAPITAL MANAGEMENT SMALL-CAP FUND
INSTITUTIONAL SHARES – Ticker Symbol CMSSX
INVESTOR SHARES – Ticker Symbol CMSVX

WELLINGTON SHIELDS ALL-CAP FUND
CLASS A SHARES – Ticker Symbol WSCMX

Series of
Capital Management Investment Trust

March 29, 2016

Series of the
CAPITAL MANAGEMENT INVESTMENT TRUST

Capital Management Associates, Inc.
140 Broadway
New York, New York 10005
Telephone 1-888-626-3863

TABLE OF CONTENTS
Page

OTHER INVESTMENT POLICIES	2
INVESTMENT LIMITATIONS	5
MANAGEMENT AND OTHER SERVICE PROVIDERS	6
PORTFOLIO TRANSACTIONS	17
SPECIAL SHAREHOLDER SERVICES	18
DISCLOSURE OF PORTFOLIO HOLDINGS	19
PURCHASE OF SHARES	20
REDEMPTION OF SHARES	22
NET ASSET VALUE	23
ADDITIONAL TAX INFORMATION	23
CAPITAL SHARES AND VOTING	26
FINANCIAL STATEMENTS	27
APPENDIX A – DESCRIPTION OF RATINGS	27
APPENDIX B – PROXY VOTING POLICIES	30

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the prospectus for the Capital Management Mid-Cap Fund (“Mid-Cap Fund” or “Fund”), Capital Management Small-Cap Fund (“Small-Cap Fund” or “Fund”) and Wellington Shields All-Cap Fund (“All-Cap Fund” or “Fund”) dated the same date as this SAI, relating to Mid-Cap Fund’s and Small-Cap Fund’s Institutional Shares and Investor Shares and All-Cap Fund’s Class A shares (“Prospectus”), and is incorporated by reference in its entirety into the Prospectus. Because this SAI is not itself a prospectus, no investment in shares of a Fund should be made solely upon the information contained herein. Information from the Annual Reports to shareholders is incorporated by reference into this SAI. Copies of the Prospectus for each Fund and Annual Reports may be obtained at no charge by writing or calling a Fund at the address or phone number shown above. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.
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OTHER INVESTMENT POLICIES

Each Fund is a diversified series of the Capital Management Investment Trust (“Trust”), a registered open-end management investment company. The Trust was organized on October 18, 1994, as a Massachusetts business trust. The primary investment strategies and risks of each Fund are described in the Prospectus. In addition to the principal investment strategies discussed in the Funds’ Prospectus, the Fund may also employ the use of the financial instruments described below in order to achieve its objective. The strategies set forth below are not principal strategies of the Fund. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by nationally recognized statistical rating organizations for securities in which the Fund may invest.

General Investment Risks. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that a Fund’s investment program will be successful. Investors should carefully review the descriptions of each Fund’s investments and their risks described in this SAI and the Fund’s Prospectus.

Repurchase Agreements. A Fund may acquire U.S. government obligations or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale generally will normally occur within one to seven days of the purchase.

Repurchase agreements are considered “loans” under the Investment Company Act of 1940, as amended (“1940 Act”), collateralized by the underlying security. The Trust will implement procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. Each Fund’s investment advisor, Capital Management Associates, Inc. (“Advisor” or “CMA”) for Mid-Cap Fund and Small-Cap Fund and Wellington Shields Capital Management, LLC (“Advisor” or “WSCM”), will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, a Fund will retain or attempt to dispose of the collateral. A Fund’s risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. A Fund will not enter into any repurchase agreement that would cause more than 15% of its net assets to be invested in repurchase agreements that extend beyond seven days and other illiquid securities.

Money Market Instruments. Each Fund may acquire money market instruments. These may include U.S. government obligations or corporate debt obligations (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, and Variable Amount Demand Master Notes (“Master Notes”). Banker’s Acceptances are time drafts drawn on and “accepted” by a bank. When a bank “accepts” such a time draft, it assumes liability for its payment. When a Fund acquires a Banker’s Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due. The Banker’s Acceptance carries the full faith and credit of such bank. A Certificate of Deposit (“CD”) is an unsecured, interest bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Commercial Paper maturity generally ranges from 2 to 270 days and it is usually sold on a discounted basis rather than as an interest-bearing instrument. A Fund will invest in Commercial Paper only if it is rated in one of the top two rating categories by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Group (“S&P”), or Fitch Investors Service, Inc. (“Fitch”) or, if not rated, is of equivalent quality in the Advisor’s opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by a Fund only through the Master Note program of a Fund’s custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by a Fund.

Investment Companies. A Fund may, from time to time, invest in securities of other investment companies, including, without limitation, money market funds and exchange traded funds (“ETFs”). A Fund expects to rely on Rule 12d1-1 under the 1940 Act when purchasing shares of a money market fund. Under Rule 12d1-1, a Fund may generally invest without limitation in money market funds as long as the Fund pays no sales charge (“sales charge”), as defined in rule 2830(b)(8) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”), or service fee, as defined in Rule 2830(b)(9) of the Conduct Rules of FINRA, charged in connection with the purchase, sale, or redemption of securities issued by the money market fund (“service fee”); or the Adviser waives its management fee in an amount necessary to offset any sales charge or service fee. A Fund expects to rely on Section 12(d)(1)(F) of the 1940 Act when purchasing shares of other investment companies that are not money market funds. Under Section 12(d)(1)(F), a Fund may generally acquire shares of another investment company unless, immediately after such acquisition, a Fund and its affiliated persons would hold more than 3% of the investment company’s total outstanding stock (the “3% Limitation”). To the extent the 3% Limitation applies to an investment a Fund wishes to make, a Fund may be prevented from allocating its investments in the manner that the Adviser considers optimal. Also, in the event that there is a proxy vote with respect to shares of another investment company purchased and held by a Fund under Section 12(d)(1)(F), then a Fund will either (i) vote such shares in the same proportion as the vote of all other holders of such securities; or (ii) contact its shareholders for instructions regarding how to vote the proxy. Investments in other investment companies subject a Fund to additional operating and management fees and expenses. For example, a Fund’s investors will indirectly bear fees and expenses charged by underlying investment companies in which the Fund invests, in addition to a Fund’s direct fees and expenses.

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Exchange Traded Funds. A Fund may invest in an exchange traded fund. An ETF is an investment company that holds a portfolio of common stock or bonds designed to track the performance of a securities index or sector of an index. ETFs are traded on a securities exchange based on their market value. An investment in an ETF generally presents the same primary risks as an investment in a conventional registered investment company (i.e., one that is not exchange traded), including the risk that the general level of stock prices, or that the prices of stocks within a particular sector, may increase or decrease, thereby affecting the value of the shares of an ETF. In addition, all ETFs will have costs and expenses that will be passed on to the Fund and these costs and expenses will in turn increase a Fund’s expenses. ETFs are also subject to the following risks that often do not apply to conventional investment companies: (1) the market price of the ETF’s shares may trade at a discount to the ETF’s net asset value and as a result, ETFs may experience more price volatility than other types of portfolio investments and such volatility could negatively impact a Fund’s net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained at a sufficient volume; (3) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; and (4) ETF shares may be delisted from the exchange on which they trade, or “circuit breakers” (which are tied to large decreases in stock prices used by the exchange) may temporarily halt trading in the ETF’s stock. ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track. Finally, there may be legal limitations and other conditions imposed by SEC rules on the amount of the ETF shares that a Fund may acquire.

Short Sales. A Fund may commit up to 20% of its net assets in short sales, which are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete a short sale transaction, a Fund will borrow the security from a broker-dealer, which generally involves the payment of a premium and transaction costs. A Fund then sells the borrowed security to a buyer in the market. A Fund will cover the short position by buying shares in the market either (i) at its discretion; or (ii) when called by the broker-dealer lender. Until the security is replaced, a Fund is required to pay the broker-dealer lender any dividends or interest that accrue during the period of the loan. In addition, the net proceeds of the short sale will be retained by the broker to the extent necessary to meet regulatory or other requirements, until the short position is closed out.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which a Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. Short sales involve leverage, which may exaggerate a gain or loss. The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest, or expenses a Fund may be required to pay in connection with a short sale. The use of borrowing and short sales may cause a Fund to incur higher expenses (especially interest and dividend expenses) than those of other equity mutual funds. When a Fund makes a short sale, a Fund will segregate liquid assets (such as cash, U.S. Government securities, or equity securities) on a Fund’s books and/or in a segregated account at a Fund’s custodian in an amount sufficient to cover the current value of the securities to be replaced as well as any dividends, interest, and/or transaction costs due to the broker-dealer lender. In determining the amount to be segregated, any securities that have been sold short by a Fund will be marked to market daily. To the extent the market price of the security sold short increases and more assets are required to meet a Fund’s short sale obligations, additional assets will be segregated to ensure adequate coverage of a Fund’s short position obligations.

In addition, a Fund may make short sales “against the box.” A short sale is against the box to the extent that a Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. If a Fund sells securities short against the box, it may protect unrealized gains, but it will lose the opportunity to profit on such securities if the price rises. A Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

Foreign Securities. A Fund may invest directly in foreign securities traded on U.S. national exchanges or over-the-counter domestic exchanges; foreign securities represented by American Depository Receipts (“ADRs”), as described below; and foreign securities traded on foreign exchanges. A Fund may also invest in foreign currency-denominated fixed-income securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of a Fund, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than would apply to domestic custodial arrangements, and transaction costs of foreign currency conversions. Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income that a Fund receives from its investments.

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ADRs provide a method whereby a Fund may invest in securities issued by companies whose principal business activities are outside the United States. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities, and may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

Funding Agreements. Within the limitations on investments in illiquid securities, a Fund may invest in various types of funding agreements. A funding agreement is, in substance, an obligation of indebtedness negotiated privately between an investor and an insurance company. Funding agreements often have maturity-shortening features, such as an unconditional put, that permit the investor to require the insurance company to return the principal amount of the funding agreement, together with accrued interest, within one year or less. Most funding agreements are not transferable by the investor and, therefore, are illiquid, except to the extent the funding agreement is subject to a demand feature of seven days or less. An insurance company may be subject to special protection under state insurance laws, which protections may impair the ability of the investor to require prompt performance by the insurance company of its payment obligations under the funding agreement.

Illiquid Investments. A Fund may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Board of Trustees of the Trust (each a “Trustee” and collectively, “Trustees”), the Advisor determines the liquidity of a Fund’s investments, and through reports from the Advisor, the Trustees monitor investments in illiquid instruments. In determining the liquidity of a Fund’s investments, the Advisor may consider various factors including, among others: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the marketplace for trades (including the ability to assign or offset a Fund’s rights and obligations relating to the investment). If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Investments in illiquid securities may involve a high degree of business and financial risk and may result in substantial losses. Because of the illiquid nature of these securities, a Fund may take longer to liquidate these positions than would be the case for more liquid securities. A Fund’s investment in these illiquid securities is subject to the risk that should a Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their fair market value, the value of a Fund’s net assets could be adversely affected.

Restricted Securities. Within its limitation on investment in illiquid securities, a Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time a Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Forward Commitment & When-Issued Securities. A Fund may purchase securities on a when-issued basis or for settlement at a future date if a Fund holds sufficient assets to meet the purchase price. In such purchase transactions, a Fund will not accrue interest on the purchased security until the actual settlement. If a security is sold for a forward date, a Fund will accrue the interest until the settlement of the sale. When issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although a Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, a Fund may sell such a security prior to the settlement date if the Advisor felt such action was appropriate. In such a case, a Fund could incur a short-term gain or loss.

Borrowing. A Fund may borrow money from banks as a temporary measure (i) for extraordinary or emergency purposes in amounts not exceeding 5% of its total assets or (ii) to meet redemption requests in amounts not exceeding 15% of its total assets. A Fund will not make any investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets. In the event that a Fund should ever borrow money under these conditions, such borrowing could increase a Fund’s costs and thus reduce the value of a Fund’s assets.

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Temporary Defensive Positions. As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may determine from time to time that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and to the extent permitted by applicable law and a Fund’s investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of a Fund’s assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of a Fund would indirectly pay both a Fund’s expenses and the expenses relating to those other investment companies with respect to a Fund’s assets invested in such investment companies. To the extent a Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, a Fund may also hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for Fund operating expenses.

INVESTMENT LIMITATIONS

Each Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A “majority” for this purpose means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented; or (ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, each Fund may not:

(1)	Issue senior securities, borrow money, or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of its total assets or (b) to meet redemption requests in amounts not exceeding 15% of its total assets. Each Fund will not make any investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets;

(2)	With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any class of securities of any one issuer (except that securities of the U.S. government, its agencies, and instrumentalities are not subject to this limitation);

(3)	Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. government, its agencies, and instrumentalities are not subject to this limitation);

(4)	Invest for the purpose of exercising control or management of another issuer;

(5)	Purchase or sell commodities or commodities contracts; real estate (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or other securities secured by real estate or interests therein or readily marketable securities issued by companies that invest in real estate or interests therein); or interests in oil, gas, or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases);

(6)	Underwrite securities issued by others except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws;

(7)	Invest in warrants, valued at the lower of cost or market, exceeding more than 5% of the value of a Fund’s net assets. Included within this amount, but not to exceed 2% of the value of a Fund’s net assets, may be warrants that are not listed on the New York or American Stock Exchange;

(8)	Participate on a joint or joint and several basis in any trading account in securities;

(9)	Invest its assets in the securities of one or more investment companies except to the extent permitted by the 1940 Act; or

(10)	Write, purchase, or sell puts, calls, straddles, spreads, or combinations thereof or futures contracts or related options.

The following investment limitations are not fundamental and may be changed without shareholder approval. As a matter of non-fundamental policy, each Fund may not:

5

(1)	Invest in securities of issuers that have a record of less than three years of continuous operation (including predecessors and, in the case of bonds, guarantors) if more than 5% of its total assets would be invested in such securities;

(2)	Invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale, (b) fixed-time deposits that are subject to withdrawal penalties and have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days;

(3)	Invest in the securities of any issuer if those officers or Trustees of the Trust and those officers and directors of the Advisor who individually own more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of such issuer’s securities; or

(4)	Make loans of money or securities, except that a Fund may invest in repurchase agreements.

With respect to the “fundamental” and “non-fundamental” investment restrictions above, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e. percentage limitations are determined at the time of purchase); provided, however, that the treatment of the fundamental restrictions related to borrowing money and issuing senior securities are exceptions to this general rule.

MANAGEMENT AND OTHER SERVICE PROVIDERS

This section of the SAI provides information about the persons who serve as Trustees and officers to the Trust and Fund, respectively, as well as the entities that provide services to each Fund.

TRUSTEES AND OFFICERS. The Trustees are responsible for the management and supervision of each Fund. The Trustees set broad policies for each Fund and choose each Fund’s officers. The Trustees also approve all significant agreements between the Trust, on behalf of each Fund, and those companies that furnish services to each Fund; review performance of the Advisor and each Fund; and oversee activities of each Fund. Generally, each Trustee and officer serves an indefinite term or until certain circumstances occur such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The following chart shows information for each Trustee, including the Trustees who are not “interested persons” as defined in the 1940 Act (“Independent Trustees”) and the Trustees who are “interested persons” as defined in the 1940 Act (“Interested Trustees”), as well as each officer of the Trust. The address of each Trustee and officer, unless otherwise indicated, is 140 Broadway, 44th Floor, New York, New York 10005.

“Name, Year of Birth and Address	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Lucius E. Burch, III Year of Birth: 1941	Trustee	Since 12/94	Chairman and Chief Executive Officer (since 1982) of Burch Investment Group, formerly Massey Burch Investment Group, Inc. (venture capital firm).	3	None
Paul J. Camilleri Year of Birth: 1947	Trustee	Since 2/07	Arbitrator for the Financial Industry Regulatory Authority, Inc. (since 2001).	3	None
Anthony J. Walton Year of Birth: 1942	Trustee	Since 12/94	Vice Chairman-Americas (Since 2005) of Standard Chartered Bank (commercial bank); Chief Executive Officer (Since 1995) of Armstrong Holdings Corporation (private investment and corporate finance advisory firm).	3	None

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Name, Year of Birth and Address	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustees*
David V. Shields Year of Birth: 1939**	Trustee	Since 12/94	Director (since 1982) of Capital Management Associates, Inc. (registered investment advisor to Mid-Cap Fund and Small-Cap Fund); Vice-Chairman and Managing Member (since December 2009) of Wellington Shields & Co., LLC (broker/dealer and distributor to each Fund); Managing Member (since December 2009) of Wellington Shields Capital Management, LLC (registered investment advisor to All-Cap Fund).	3	None
Joseph V. Shields, Jr. Year of Birth: 1938**	Chairman and Trustee	Since 12/94	Chairman and Chief Executive Officer (since 1982) of Capital Management Associates, Inc.; Chairman and Managing Member (since December 2009) of Wellington Shields & Co., LLC; Chairman (since December 2009) of Wellington Shields Capital Management, LLC.	3	Director (since 1989) of Flowers Foods, Inc. (food company); Formerly, Chairman of Board of Trustees –BBH Trust for the 4 series of the trust (registered investment companies) (since 1990).
*    Basis of Interestedness: David V. Shields and Joseph V. Shields, Jr. are Interested Trustees because they are officers and principal owners of Capital
Management Associates, Inc., Mid-Cap Fund’s and Small-Cap Fund’s investment advisor, and Wellington Shields & Co., LLC, each Fund’s distributor.
**  David V. Shields and Joseph V. Shields, Jr. are brothers.

Officers
W. Jameson McFadden Year of Birth: 1981	President, Principal Executive Officer and Principal Financial Officer and Secretary	Since 2016
President, Capital Management Associates, Inc. (2014 to present); Secretary, Wellington Shields Capital Management, LLC (2009 to present); Secretary and Treasurer (2010 to 2014) and Analyst (2006-2010), Capital Management Associates, Inc.
				n/a	n/a

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Name, Year of Birth and Address	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Stephen Portas Year of Birth: 1969	Chief Compliance Officer	Since 3/14	Chief Compliance Officer (since 2013) and Vice President (since 2011) of CMA; Chief Compliance Officer (2000 to 2011) of Midwood Securities (broker-dealer)	n/a	n/a
Larry E. Beaver, Jr. M3Sixty Administration, LLC 4520 Main Street Suite 1425 Kansas, City, MO 64111 Year of Birth: 1969	Treasurer and Assistant Secretary	Since 5/08	Director, Fund Accounting & Administration, M3Sixty Administration, LLC (the Funds’ administrator) (2005 to present).	n/a	n/a

Board Structure. The Trust’s Board includes three Independent Trustees and two Interested Trustees. Mr. Joseph Shields, an Interested Trustee and Chairman and CEO of the Advisor, serves as its Chairman of the Board. The Board has established four standing committees: an Audit Committee, a Nominating Committee, a Proxy Voting Committee and a Qualified Legal Compliance Committee. These standing committees are comprised entirely of the Independent Trustees. Other information about these standing committees is set forth below. The Board does not have a single lead Independent Trustee, although one of the Independent Trustees serves as Chairman of the Audit Committee. The Board has determined that the Board’s structure is appropriate given the characteristics, size and operations of the Trust. The Board also believes that its leadership structure, including its committees, helps facilitate effective oversight of Trust management. The Board reviews its structure annually.

With respect to risk oversight, the Board considers risk management issues as part of its general oversight responsibilities throughout the year. The Board holds four regular board meetings each year during which the Board receives risk management reports and/or assessments from Trust management, the Fund’s advisor, administrator, transfer agent and distributor, and receives an annual report from the Trust’s Chief Compliance Officer (“CCO”). The Audit Committee also meets with the Trust’s independent registered public accounting firm on an annual basis, to discuss among other things, the internal control structure of the Trust’s financial reporting function. When appropriate, the Board may hold special meetings or communicate directly with Trust management, the CCO, the Trust’s third party service providers, legal counsel or independent registered public accounting firm to address matters arising between regular board meeting or needing special attention. In addition, the Board has adopted policies and procedures for the Trust to help detect and prevent and, if necessary, correct violations of federal securities laws.

Qualification of Trustees. The Trust believes that each of the Trustees has the appropriate experience, qualifications, attributes and skills (collectively “Trustee Attributes”) to continue to serve as a trustee to the Trust in light of the Trust’s business and structure. Among the Trustee Attributes common to each of the Trustees are their ability to evaluate, question and discuss information about the Fund, to interact effectively with the other Trustees, Trust management, the CCO and Trust third party service providers, legal counsel and the independent registered public accounting firm, and exercise business judgment in the performance of their duties as Trustees. Each of the Trustees also has served on the Board for a number of years and thus has gained substantial mutual fund board experience and insight as to the business and operations of a mutual fund, including the Fund and Trust.

In addition to the Trustee Attributes listed above, each of the Trustees has additional Trustees Attributes including, among other things, the Trustee Attributes as provided in the “Trustees and Executive Officers” table above and as follows:

Mr. Burch has experience in and knowledge of the financial industry as chairman and Chief Executive Officer of a venture capital firm. Mr. Camilleri has experience in and knowledge of the financial industry in his role as an arbitrator for the Financial Industry Regulatory Authority and as a former consultant for a broker/dealer. Mr. Walton has experience in and knowledge of the financial industry as a vice-chairman of a commercial bank and as chief executive officer of a private investment and corporate finance advisory firm. Mr. David Shields has experience in and knowledge of the financial industry as a Director of the Advisor and vice-chairman of the broker-dealer which serves as the distributor for the Fund. Mr. J.V. Shields has experience in and knowledge of the financial industry as the Chairman and Chief Executive Officer of the Advisor and chairman of the broker-dealer which serves as the distributor for the Fund. In addition, he serves as a trustee of another investment company and as a director of a NYSE listed company.

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The Board has determined that each of the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Trustee Standing Committees. The Trustees have established the following standing committees:

Audit Committee: The Independent Trustees are the current members of the Audit Committee. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements, and interacts with the Fund’s independent auditors on behalf of all the Trustees. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met two times during the Fund’s last fiscal year.

Nominating Committee: The Independent Trustees are the current members of the Nominating Committee. The Nominating Committee nominates, selects, and appoints Independent Trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust. The nomination of Independent Trustees is in the sole discretion of the Nominating Committee. The Nominating Committee meets only as necessary and did not meet during the Fund’s last fiscal year. The Nominating Committee will not consider nominees recommended by shareholders of the Trust.

Proxy Voting Committee: The Independent Trustees are the current members of the Proxy Voting Committee. The Proxy Voting Committee will determine how the Fund should cast its vote, if called upon by the Board of Trustees or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s Advisor, principal underwriter or an affiliated person of the Fund, its investment advisor, or principal underwriter, on the other hand. The Proxy Voting Committee will review the Trust’s Proxy Voting Policy and recommend any changes to the Board of Trustees as it deems necessary or advisable. The Proxy Voting Committee will also decide if the Fund should participate in a class action settlement, if called upon by the Advisor, in cases where a class action settlement with respect to the which the Fund is eligible to participate presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Advisor, on the other hand. The Proxy Voting Committee meets only as necessary and did not meet during the Fund’s last fiscal year.

Qualified Legal Compliance Committee: The Independent Trustees are the current members of the Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee receives, investigates and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, trustees or agents. The Qualified Legal Compliance Committee meets only as necessary and did not meet during the Fund’s last fiscal year.

Beneficial Equity Ownership Information. The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Fund complex, as of a valuation date of December 31, 2015 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Director		Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Independent Trustees
Lucius E. Burch, III	Mid-Cap Fund	A
	Small-Cap Fund	A
	All-Cap Fund	A
A
Paul J. Camilleri	Mid-Cap Fund	A
	Small-Cap Fund	A
	All-Cap Fund	A
A
Anthony J. Walton	Mid-Cap Fund	C
	Small-Cap Fund	A
	All-Cap Fund	A
C
Interested Trustees
David V. Shields	Mid-Cap Fund	E
	Small-Cap Fund	E
	All-Cap Fund	E
E
Joseph V. Shields, Jr.	Mid-Cap Fund	E
	Small-Cap Fund	E
	All-Cap Fund	D
E

*	Family of Investment Companies includes Mid-Cap Fund, Small-Cap Fund and All-Cap Fund.

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Ownership of Securities of Advisor, Distributor, or Related Entities. As of December 31, 2015, none of the Independent Trustees and/or their immediate family members owned securities of the Advisor, Wellington Shields & Co., LLC (the “Distributor”), or any entity controlling, controlled by, or under common control with the Advisor or Distributor.

Compensation. Trustees and officers of the Trust who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust. Other Trustees will receive an annual fee of $2,000 per fund each year plus $500 per Fund per meeting attended in person and $300 per Fund per meeting attended by telephone. The Trust will also reimburse each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings. The table below reflects the amount of compensation received by each Trustee for the fiscal year ended November 30, 2015.

Name of Trustee*	Aggregate Compensation per Fund From Mid-Cap and Small-Cap Funds**	Aggregate Compensation From All-Cap Fund**	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Funds and Trust Paid to Trustees*
Independent Trustees
Lucius E. Burch, III	$3,400	$5,400	None	None	$12,200
Paul J. Camilleri	$4,000	$6,000	None	None	$14,000
Anthony J. Walton	$3,800	$5,800	None	None	$13,400
Interested Trustees
David V. Shields	None	None	None	None	None
Joseph V. Shields, Jr.	None	None	None	None	None

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*	Each of the Trustees serves as a Trustee to the three Funds of the Trust.
**	Figures are for the year/period ended November 30, 2015.

Codes of Ethics. The Trust, the Advisor, and the Distributor have each adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Advisor, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by each Fund (which securities may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

Anti-Money Laundering Program. The Trust has adopted an anti-money laundering program, as required by applicable law, that is designed to prevent each Fund from being used for money laundering or the financing of terrorist activities. The Trust’s Chief Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program. Compliance officers at certain of each Fund’s service providers are also responsible for monitoring the program. The anti-money laundering program is subject to the continuing oversight of the Trustees.

Proxy Voting Policies. The Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor the authority to vote proxies for each Fund, subject to oversight of the Trustees. A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting Policy and Procedures are included as Appendix B to this SAI.

No later than August 31 of each year, each Fund must file Form N-PX with the SEC. Form N-PX states how an investment company voted proxies for the prior twelve-month period ended June 30. Each Fund’s proxy voting records, as set forth in the most recent Form N-PX filing, are available upon request, without charge, by calling each Fund at 1-888-626-3863. This information is also available on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF VOTING SECURITIES. As of March 7, 2016, the Trustees and officers of the Trust as a group owned beneficially (i.e., directly or indirectly had voting and/or investment power) less than 1% of the then outstanding shares of the Investor Class and Institutional Class shares of the Fund. Certain Trustees and officers of the Trust indirectly own shares of the Fund through the Advisor or Wellington Shields 401k and Profit Sharing Plan, as indicated below. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of any Class of the Fund as of March 7, 2016.

Mid-Cap Fund
Institutional Shares

Name and Address of Principal Holder	Percentage Owned of Record

First Clearing Corporation	26.63%
2801 Market Street
St. Louis, MO 63103

First ClearingCorporation	15.90%
314 Gordon Ave.
Thomasville, GA 31792-6642

First Clearing, LLC	10.71%
2801 Market Street
St. Louis, MO 63103

First Clearing Corporation	7.62%
140 Broadway
New York, NY10005-1101

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Investor Shares

Name and Address of Principal Holder	Percentage Owned of Record

First Clearing, LLC	10.67%
2801 Market Street
St. Louis, MO 63103

James E. Egan	9.90%*
Marianne P. Egan JTWROS
9 Plymouth Road
Rye, NY 10580

Ruth Mason	6.73%*
47 Ardale Road
Paramus, NJ 07652-2601

Small-Cap Fund
Institutional Shares

Name and Address of Principal Holder	Percentage Owned of Record

First Clearing	33.22%
2801 Market Street
St. Louis, MO 63103

First Clearing	21.19%
2801 Market Street
St. Louis, MO 63103

First Clearing	7.35%
2801 Market Street
St. Louis, MO 63103

First Clearing	6.22%
2801 Market Street
St. Louis, MO 63103

First Clearing	5.29%
2801 Market Street
St. Louis, MO 63103

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Investor Shares

First Clearing	59.94%
140 Broadway
New York, NY 10005

William J. Hone	7.98%*
2801 Market Street
St. Louis, MO 63103

All-Cap Fund
Class A shares

Name and Address of Principal Holder	Percentage Owned of Record

First Clearing	10.69%
2801 Market Street
St. Louis, MO 63103

Paul Gulden	9.61%*
2801 Market Street
St. Louis, MO 63103

Wells Fargo Bank FBO Various Retirement Plans	8.99%
1525 West WT Harris Blvd.
Charlotte, NC 28288

First Clearing	8.59%
2801 Market Street
St. Louis, MO 63103

*	Owned of record and beneficially

INVESTMENT ADVISOR. Information about CMA, 140 Broadway, New York, New York 10005 and its duties and compensation as Advisor to the Mid-Cap Fund and Small-Cap Fund and WSCM also located at 140 Broadway, New York, New York 10003 and its duties and compensation as Advisor to the All-Cap Fund is contained in the Funds’ Prospectus. Each Advisor supervises each Fund’s investments pursuant to the investment advisory agreement for the Fund (“Advisory Agreement”). The Advisory Agreement is effective for a one-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the Fund’s outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement is terminable without penalty on 60-days’ notice by the Fund (as approved by the Trustees or by vote of a majority of the Fund’s outstanding voting securities) or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Each Advisor manages each Fund’s investments in accordance with the stated policies of each Fund, subject to the approval of the Trustees. Each Advisor is responsible for investment decisions, and provides each Fund with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities.

The portfolio managers for each Fund are Alexander L.M. Cripps, CFA, and W. Jameson McFadden. Messrs. Cripps and McFadden are primarily and jointly responsible for the daily operations of each Fund. They are assisted by Paul Gulden, co-Chief Investment Officer of the Adviser.

The principal shareholders of the Advisor are J.V. Shields, Jr. and David V. Shields, both Interested Trustees of the Trust. The officers and directors of the Advisor control the Advisor through ownership. Affiliates of the Advisor also control Wellington Shields & Co., LLC, the Distributor.

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Under the Advisory Agreement, an Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of such agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties; or from its reckless disregard of its duties and obligations under the Advisory Agreement.

As compensation for its services to the Mid-Cap Fund, the Advisor will receive a monthly management fee based on the Mid-Cap Fund’s daily net assets at an annual rate of 1.00% of the first $100 million of the Fund’s net assets, 0.90% of the next $150 million, 0.85% of the next $250 million and 0.80% of all assets over $500 million. For the fiscal year ended November 30, 2015, the Advisor received $188,024 of its fee after waiving $16,330 of its fee. For the fiscal year ended November 30, 2014, the Advisor received $168,274 of its fee after waiving $22,192 of its fee. For the fiscal year ended November 30, 2013, the Advisor received $122,565 of its fee after waiving $41,771 of its fee.

As compensation for its services to the Small-Cap Fund, the Advisor will receive a monthly management fee based on the Small-Cap Fund’s daily net assets at the annual rate of 1.00% of the first $100 million of the Fund’s net assets, 0.90% of the next $150 million, 0.85% of the next $250 million, and 0.80% of all assets over 500 million. For the fiscal year ended November 30, 2015, the Advisor received $122,762 of its fee after waiving $30,477 of its fee. For the fiscal year ended November 30, 2014, the Advisor received $136,126 of its fee after waiving $28,969 of its fee. For the fiscal year ended November 30, 2013, the Advisor received $92,651 of its fee after waiving $49,202 of its fee.

As compensation for its services to the All-Cap Fund, the Advisor will receive a monthly management fee based on the All-Cap Fund’s daily net assets at an annual rate of 1.00%. For the fiscal period ended December 2, 2014 through December 31, 2015, the Advisor received did not receive compensation after waiving $74,441 of its fee and reimbursing an additional $3,796 of expenses.

Portfolio Managers:

Compensation. The portfolio managers of the Fund are W. Jameson McFadden and Alexander L.M. Cripps, CFA. Their compensation consists of a fixed annual salary. The portfolio managers’ compensation is not linked to any specific factors, such as the Fund’s performance or asset level.

Ownership of Fund Shares. The table below shows the amount of Fund equity securities beneficially owned by each portfolio manager as of the end of November 30, 2015 stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Capital Management Mid-Cap Fund	Dollar Range of Equity Securities in the Capital Management Small-Cap Fund	Dollar Range of Equity Securities in the Capital Management All-Cap Fund
W. Jameson McFadden	F	E	E
Alexander L.M. Cripps, CFA	A	A	C

Other Accounts. Other than each Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of November 30, 2015:

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts**
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
W. Jameson McFadden	0	0	0	$0	10	$17.6
Accounts where advisory fee is based upon account performance	0	$0	0	$0	0	$0
Alexander L.M. Cripps, CFA	0	$0	0	$0	15	$18.9
Accounts where advisory fee is based upon account performance	0	$0	0	$0	0	$0

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Conflicts of Interests. The Portfolio Managers' management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include pension plans, foundations, endowments, mutual funds, and private clients (collectively, the “Other Accounts”). The Other Accounts might have similar investment objectives as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. While the portfolio manager’s management of other accounts may give rise to the following potential conflicts of interest, the Advisor does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Advisor believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades: A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. The portfolio manager knows the size and timing of trades for the Fund and the Other Accounts, and may be able to predict the market impact of Fund trades. It is theoretically possible that the portfolio manager could use this information to the advantage of Other Accounts it manages and to the possible detriment of the Fund, or vice versa.

Investment Opportunities: The Advisor provides investment supervisory services for a number of investment products that have varying investment guidelines. The portfolio manager works across different investment products. Differences in the compensation structures of the Advisor’s investment products may give rise to a conflict of interest by creating an incentive for the Advisor to allocate the investment opportunities it believes might be the most profitable to the client accounts where it might benefit the most from the investment gains.

ADMINISTRATOR AND TRANSFER AGENT. M3Sixty Administration, LLC (“M3Sixty”), 4520 Main Street Suite 1425 Kansas City, MO 64111, provides accounting, administrative, transfer agency, dividend disbursing agency, and shareholder servicing agency services for the Trust pursuant to an Investment Company Services Agreement (the “Services Agreement”). Under the Services Agreement, M3Sixty is responsible for a wide variety of functions, including but not limited to: (a) Fund accounting services; (b) financial statement preparation; (c) valuation of the Fund’s portfolio securities; (d) pricing the Fund’s shares; (e) assistance in preparing tax returns; (f) preparation and filing of required regulatory reports; (g) communications with shareholders; (h) coordination of Board and shareholder meetings; (i) monitoring the Fund’s legal compliance; and (j) maintaining shareholder account records.

During the fiscal year ended November 30, 2015, Mid-Cap Fund paid M3Sixty $61,668 under the Services Agreement for fund administration, fund accounting and transfer agent services. During the fiscal year ended November 30, 2014, Mid-Cap Fund paid M3Sixty $57,628 under the Services Agreement for fund administration, fund accounting and transfer agent services. During the fiscal year ended November 30, 2013, Mid-Cap Fund paid M3Sixty $53,549 under the Services Agreement for fund administration, fund accounting and transfer agent services.

During the fiscal year ended November 30, 2015, Small-Cap Fund paid Matrix $51,444 under the Services Agreement for fund administration, fund accounting and transfer agent services. During the fiscal year ended November 30, 2014, Small-Cap Fund paid Matrix $52,553 under the Services Agreement for fund administration, fund accounting and transfer agent services. During the fiscal year ended November 30, 2013, Small-Cap Fund paid Matrix $49,052 under the Services Agreement for fund administration, fund accounting and transfer agent services.

During the fiscal period December 2, 2014 through December 31, 2015, All-Cap Fund paid Matrix $30,523 under the Services Agreement for fund administration, fund accounting and transfer agent services.

Unless sooner terminated as provided therein by either the Trust or M3Sixty, the Services Agreement between the Trust and M3Sixty will continue on a year to year basis.

DISTRIBUTOR. Wellington Shields & Co., LLC, 140 Broadway, New York, New York 10005, is the principal underwriter and distributor of Fund shares pursuant to a Distribution Agreement with the Trust. The Distributor, which is affiliated with the Advisor, serves as exclusive agent for the distribution of the shares of the Fund. The Distributor may sell such shares to or through qualified securities dealers or others. The Distributor receives commissions consisting of that portion of the sales charge for Investor Shares remaining after the discounts that it allows to dealers.

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For the fiscal year ended November 30, 2015, the aggregate amount of sales charges paid on the sale of Investor Shares of the Mid-Cap Fund was $6,422, from which Shields & Company retained sales charges of $444. For the fiscal year ended November 30, 2014, the aggregate amount of sales charges paid on the sale of Investor Shares of the Fund was $1,227, from which Shields & Company retained sales charges of $80. For the fiscal year ended November 30, 2013, the aggregate amount of sales charges paid on the sale of Investor Shares of the Fund was $1,919, from which Shields & Company retained sales charges of $129.

J.V. Shields, Jr. and David V. Shields, both affiliated persons of the Fund, are also affiliated persons of the Advisor and the Distributor.

For the fiscal year ended November 30, 2015, the aggregate amount of sales charges paid on the sale of Investor Shares of the Small-Cap Fund was $105, from which Wellington Shields & Co. retained sales charges of $7. For the fiscal year ended November 30, 2014, the aggregate amount of sales charges paid on the sale of Investor Shares was $557, from which Wellington Shields & Co. retained sales charges of $36. For the fiscal year ended November 30, 2013, the aggregate amount of sales charges paid on the sale of Investor Shares was $2,786, from which Shields & Company retained sales charges of $182.

For the fiscal period November 2, 2014 through December 31, 2015, there were no sales charges paid on the sale of Class A shares.

Each Fund has adopted an Amended and Restated Distribution Plan (“Plan”) pursuant to Rule 12b-1 of the 1940 Act for the Investor Shares for Mid-Cap Fund and Small-Cap Fund and Class A shares for All-Cap Fund (see “Investing in the Fund – Investor Shares - Distribution of the Fund’s Shares” in the Prospectus). As required by Rule 12b-1, the Plan (together with the Distribution Agreement) has been approved by the Trustees and separately by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan and the Distribution Agreement.

Potential benefits of the Plan to a Fund include improved shareholder services, savings to the Fund in transfer agency costs, savings to the Fund in advisory fees and other expenses, benefits to the investment process through growth and stability of assets, and maintenance of a financially healthy management organization. The continuation of the Plan must be considered by the Trustees annually.

Under the Plan, Mid-Cap Fund may expend up to 0.75% of the Investor Shares’ average daily net assets annually to finance any activity primarily intended to result in the sale of Investor Shares. For the fiscal year ended November 30, 2015, the Fund incurred distribution and service fees under the Plan in the amount of $4,536 (with no fees waived by the Distributor). This amount was primarily used for expenses related to distributing and marketing the Fund.

Under the Plan, Small-Cap Fund may expend up to 0.75% of the Investor Shares’ average daily net assets annually to finance any activity primarily intended to result in the sale of Investor Shares. For the fiscal year ended November 30, 2015, the Fund incurred distribution and service fees under the Plan in the amount of $2,326, of which $1,287 was waived. This amount was primarily used for expenses related to distributing and marketing the Fund.

Under the Plan, All-Cap Fund may expend up to 0.35% of the Fund’s average daily net assets annually to finance any activity primarily intended to result in the sale of Fund Shares. For the fiscal period December 2, 2014 through December 31, 2015, the Fund incurred distribution and service fees under the Plan in the amount of $26,055. This amount was primarily used for expenses related to distributing and marketing the Fund.

The Plan is of a type of plan known as a “compensation” plan because payments are made for services rendered to Mid-Cap Fund and Small-Cap Fund with respect to Investor Shares and to All-Cap Fund with respect to Class A shares regardless of the level of expenditures made by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Plan and in connection with their annual consideration of the Plan’s renewal. The Distributor has indicated that it expects its expenditures to include, without limitation: (i) the printing and mailing to prospective investors of Fund prospectuses, statements of additional information, any supplements thereto, and shareholder reports for prospective shareholders with respect to the Investor Shares or Class A shares, as applicable, of the Fund; (ii) those relating to the development, preparation, printing and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to the Investor Shares or Class A shares, as applicable, of the Fund; (iii) holding seminars and sales meetings designed to promote the distribution of the Fund’s Investor Shares or Class A shares, as applicable; (iv) obtaining information and providing explanations to wholesale and retail distributors of Fund shares regarding the Fund’s investment objectives and policies and other information about the Fund; (v) training sales personnel regarding Investor Shares or Class A shares, as applicable, of the Fund; and (vi) financing any other activity that the Distributor determines is primarily intended to result in the sale of Investor Shares. The Distributor may also use a portion of the 12b-1 fees received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the sale of Investor Shares or Class A shares, as applicable.

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SUB-DISTRIBUTOR. The Trust and the Distributor have entered into an Sub-Distribution Agreement with Matrix Capital Group, Inc. (“Matrix Capital”) under which Matrix Capital provides certain assistance to the Distributor in connection with processing purchases, redemptions and other transactions involving shares of the Fund through the National Securities Clearing Corporation. Under the terms of the Sub-Distribution Agreement, the Distributor is responsible for paying Matrix Capital for its services.

CUSTODIAN. U.S. Bank, N.A., (“Custodian”), 425 Walnut Street, Cincinnati, OH 45202, serves as custodian for the Fund’s assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund’s request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Administrator a fee based on the average net assets of the Fund held by the Custodian plus additional out of pocket and transaction expenses incurred by the Fund as described above in the section entitled “Fund Accountant and Administrator.”

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Trustees have selected the firm of BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, to serve as the independent registered public accounting firm for the Fund for the current fiscal year and to audit the annual financial statements of the Fund, prepare the Fund’s federal and state tax returns, and consult with the Fund on matters of accounting and federal and state income taxation.

The independent registered public accounting firm audits the financial statements of the Fund at least once each year. Shareholders will receive annual audited and semi-annual unaudited reports when published and written confirmation of all transactions in their account. A copy of the most recent Annual Report will accompany the SAI whenever a shareholder or a prospective investor requests it.

LEGAL COUNSEL. Graydon Head & Ritchey LLP, 15 West Center Street, Lawrenceburg, IN 47025, serves as legal counsel to the Trust and the Fund.

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trustees, the Fund’s Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for each Fund.

The annualized portfolio turnover rate for a Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and a Fund may engage in short-term trading to achieve its investment objectives. High rates of portfolio turnover could lower performance of a Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates.

Purchases of money market instruments by a Fund are made from dealers, underwriters, and issuers. The Funds currently do not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument.

Each Fund may participate, if and when practicable, in bidding for the purchase of securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. Each Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund’s interest.

Each Fund has adopted, and the Trustees have approved, policies and procedures relating to the direction of mutual fund portfolio securities transactions to broker-dealers. In accordance with these policies and procedures in executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for each Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The Advisor may not give consideration to sales of shares of the Fund as a factor in selecting broker-dealers to execute portfolio securities transactions. The Advisor may, however, place portfolio transactions with broker-dealers that promote or sell the Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker-dealer’s execution and not on its sales efforts. The Advisor is authorized to cause the Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries; general summaries of groups of stocks or bonds and their comparative earnings and yields; or broad overviews of the stock, bond, and government securities markets; and the economy.

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Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund. The Trustees will periodically review any commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions affected for such other account or investment company.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor (including the Distributor, an affiliate of the Advisor) if it believes it can obtain the best execution of transactions from such broker. The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in, or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC. In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Funds will be made independently from those for any other series of the Trust and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner that the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal years ended November 30, 2015, 2014 and 2013, the Mid-Cap Fund paid brokerage commissions of $12,150, $16,050, and $10,850, respectively, of which $12,150, $16,050 and $10,850, respectively, for the fiscal years ended November 30, 2015, 2014 and 2013, were paid to the Distributor. For the fiscal years ended November 30, 2015, 2014 and 2013, transactions in which the Mid-Cap Fund used the Distributor as broker involved 100%, 100%, and 100% respectively, of the aggregate dollar amount of transactions involving the payment of commissions and 100%, 100%, and 100%, respectively, of the aggregate brokerage commissions paid by the Mid-Cap Fund.
For the fiscal years ended November 30, 2015, 2014, and 2013, the Small-Cap Fund paid brokerage commissions of $20,223, $26,695 and $20,900, respectively, of which $20,223, $26,695 and $20,900 were paid to the Distributor.  For the fiscal year ended November 30, 2015, transactions in which the Small-Cap Fund used the Distributor as broker involved 100% of the aggregate dollar amount of transactions involving the payment of commissions and 100% of the aggregate brokerage commissions paid by the Small-Cap Fund.  For the fiscal year ended November 30, 2014, transactions in which the Small-Cap Fund used the Distributor as broker involved 100% of the aggregate dollar amount of transactions involving the payment of commissions and 100% of the aggregate brokerage commissions paid by the Small-Cap Fund.   For the fiscal year ended November 30, 2013, transactions in which the Small-Cap Fund used the Distributor as broker involved 100% of the aggregate dollar amount of transactions involving the payment of commissions and 100% of the aggregate brokerage commissions paid by the Small-Cap Fund.

For the fiscal period December 2, 2014 through December 31, 2015, the All-Cap Fund paid brokerage commissions of $19,858 of which $19,858 for the fiscal period December 2, 2014 through December 31, 2015, were paid to the Distributor.  For the fiscal period December 2, 2014 through December 31, 2015, transactions in which the All-Cap Fund used the Distributor as broker involved 100% of the aggregate dollar amount of transactions involving the payment of commissions and 100% of the aggregate brokerage commissions paid by the All-Cap Fund.

SPECIAL SHAREHOLDER SERVICES

The Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans, and others, investors are free to make additions and withdrawals to or from their account. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectus, share certificates are generally not issued.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) that will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

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SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more for Investor Shares and $250,000 or more for Institutional Shares may establish a systematic withdrawal plan (“Systematic Withdrawal Plan”). A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September, and December) in order to make the payments requested. The Fund has the capability of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder’s personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectus, or are available by calling the Fund. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within seven days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Investing in the Fund – Redeeming Your Shares - Signature Guarantees” in the Prospectus). A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles, and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon 60-days’ written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-888-626-3863 or by writing to:

[Your Fund]
c/o M3Sixty Administration, LLC
4520 Main Street
Suite 1425
Kansas City, MO 64111

PURCHASES IN KIND. The Fund may accept securities in lieu of payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors that the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in “Investing in the Fund – Purchase and Redemption Price” in the Prospectus.

 TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown above. Your request should include the following: (i) the Fund name and existing account registration; (ii) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (iii) the new account registration, address, social security or taxpayer identification number, and how dividends and capital gains are to be distributed; (iv) signature guarantees (See the Prospectus under the heading “Investing in the Fund – Redeeming Shares - Signature Guarantees”); and (v) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees have adopted a policy that governs the disclosure of portfolio holdings. This policy is intended to ensure that such disclosure is in the best interests of the shareholders of the Fund and to address possible conflicts of interest. Under the Fund’s policy, the Fund and Advisor generally will not disclose the Fund’s portfolio holdings to a third party unless such information is made available to the public. The policy provides that the Fund and Advisor may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.

The Fund will make available to the public a complete schedule of the Fund’s portfolio holdings, as reported on a fiscal quarter basis. This information is generally available within 60 days of the Fund’s fiscal quarter end and will remain available until the next fiscal quarter’s portfolio holdings report becomes available. You may obtain a copy of these quarterly portfolio holdings reports by calling the Fund at 1-888-626-3863. The Fund will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-Q, as applicable. The Fund’s Form N-CSR and Form N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-Q and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, that are sent to shareholders and filed with the SEC on Form N-CSR.

The officers of the Fund and/or Advisor may share non-public portfolio holdings information with the Fund’s service providers, that require such information for legitimate business and Fund oversight purposes, such as the Fund’s fund accountant and administrator, transfer agent, distributor, custodian, proxy voting services (as identified in the Advisor’s Proxy Voting Policy included in Appendix B to this SAI), independent registered public accounting firm and legal counsel as identified in the Fund’s Prospectus and SAI, and financial typesetters and printers such as V.G. Reed & Sons, PrintGrafix (a division of Sunbelt Graphic Systems, Inc.), Riverside Printing, Inc., PrinterLink Communications Group, Inc. and Filepoint EDGAR Services, that the Fund may engage for, among other things, the edgarizing, typesetting, the printing and/or distribution of regulatory and compliance documents. The Fund and/or Advisor may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations. The Fund’s service providers receiving such non-public information are subject to confidentiality obligations requiring such service providers to keep non-public portfolio holdings information confidential. Certain of the service providers have codes of ethics that prohibit trading based on, among other things, non-public portfolio holdings information.

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The Fund currently does not provide non-public portfolio holdings information to any other third parties. In the future, the Fund may elect to disclose such information to other third parties if the officers of the Fund and/or Advisor determine that the Fund has a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality. The Advisor is responsible for determining which other third parties have a legitimate business purpose for receiving the Fund’s portfolio holdings information.

The Fund’s policy regarding disclosure of portfolio holdings is subject to the continuing oversight and direction of the Trustees. The Advisor and Administrator are required to report to the Trustees any known disclosure of the Fund’s portfolio holdings to unauthorized third parties. The Fund has not entered (and does not intend to enter) into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Fund and its shareholders from providing such information, which include the publication of Fund ratings and rankings.

PURCHASE OF SHARES

The purchase price of shares of the Fund is the net asset value next determined after the order is received subject to the order being received by the Fund in good form. Net asset value per share is calculated for purchases and redemptions of shares of the Fund by dividing the value of total Fund assets, less liabilities (including Fund expenses, that are accrued daily), by the total number of outstanding shares of that Fund, plus a sales charge for the Investor Shares as more fully described in the Prospectus for Investor Shares. The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange (“NYSE”) on days the NYSE is open for regular trading (currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier) as described under “Net Asset Value” below. The Fund’s net asset value per share is not calculated on business holidays when the NYSE is closed. An order received prior to the time regular trading closes on the NYSE will be executed at the price calculated on the date of receipt and an order received after the time regular trading closes on the NYSE will be executed at the price calculated as of that time on the next business day. The basis for determining the sales charge applicable to a purchase of Investor Shares and how the sales charge is distributed between the Distributor and other dealers is described in the Prospectus for Investor Shares under “Investing in the Fund – Purchasing Shares.”

The Fund reserves the right in its sole discretion to (i) suspend the offering of its shares; (ii) reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders; and (iii) reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUND. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing its shareholders. In keeping with this purpose, a reduced minimum initial investment of $1,000 applies to Trustees, officers, and employees of the Fund; the Advisor and certain parties related thereto; including clients of the Advisor or any sponsor, officer, committee member thereof, or the immediate family of any of them. To encourage investment in the Fund, the Fund may also sell shares at net asset value without a sales charge to such persons. Accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to sharing a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

SALES CHARGES. The public offering price of Investor Shares of the Fund equals net asset value plus a sales charge. The Distributor receives this sales charge and may reallow it in the form of dealer discounts and brokerage commissions as follows:

Amount of Transaction At Public Offering Price	Sales Charge As % of Net Amount Invested	Sales Charge As % of Public Offering Price	Dealer Discounts and Brokerage Commissions as % of Public Offering Price
Less than $250,000	3.09%	3.00%	2.80%
$250,000 but less than $500,000	2.56%	2.50%	2.30%
$500,000 or more	2.04%	2.00%	1.80%

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From time to time, dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. Pursuant to the terms of the Distribution Agreement, the sales charge payable to the Distributor and the dealer discounts may be suspended, terminated, or amended.

The dealer discounts and brokerage commissions schedule above applies to all dealers who have agreements with the Distributor.

DEALERS. The Distributor, at its expense, may provide additional compensation in addition to dealer discounts and brokerage commissions to dealers in connection with sales of shares of the Fund. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of the Fund shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as FINRA. None of the aforementioned compensation is paid for by the Fund or its shareholders.

REDUCED SALES CHARGES

Concurrent Purchases. For purposes of qualifying for a lower sales charge for Investor Shares, investors have the privilege of combining concurrent purchases of the Fund and one or more future series of the Trust affiliated with the Advisor and sold with a sales charge. For example, if a shareholder concurrently purchases shares in one of the other series of the Trust affiliated with the Advisor and sold with a sales charge at the total public offering price of $250,000, and purchases Investor Shares in the Fund at the total public offering price of $250,000, the sales charge would be that applicable to a $500,000 purchase as shown in the appropriate table above. This privilege may be modified or eliminated at any time or from time to time by the Trust without notice thereof.

Rights of Accumulation. Pursuant to the right of accumulation, investors are permitted to purchase Investor Shares at the public offering price applicable to the total of (i) the total public offering price of the Investor Shares of the Fund then being purchased plus (ii) an amount equal to the then current net asset value of the purchaser’s combined holdings of the shares of all of the series of the Trust affiliated with the Advisor and sold with a sales charge. To receive the applicable public offering price pursuant to the right of accumulation, investors must, at the time of purchase, provide sufficient information to permit confirmation of qualification, and confirmation of the purchase is subject to such verification. This right of accumulation may be modified or eliminated at any time or from time to time by the Trust without notice.

Letters of Intent. Investors may qualify for a lower sales charge for Investor Shares by executing a letter of intent. A letter of intent allows an investor to purchase Investor Shares of the Fund over a 13-month period at reduced sales charges based on the total amount intended to be purchased plus an amount equal to the then current net asset value of the purchaser’s combined holdings of the shares of all of the series of the Trust affiliated with the Advisor and sold with a sales charge. Thus, a letter of intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a 13-month period. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment.

The letter of intent does not obligate the investor to purchase, or the Fund to sell, the indicated amount. If such amount is not invested within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the charges previously paid. If such difference is not paid by the investor, the Distributor is authorized by the investor to liquidate a sufficient number of shares held by the investor to pay the amount due. On the initial purchase of shares, if required, (or subsequent purchases, if necessary) shares equal to at least five percent of the amount indicated in the letter of intent will be held in escrow during the 13-month period (while remaining registered in the name of the investor) for this purpose. The value of any shares redeemed or otherwise disposed of by the investor prior to termination or completion of the letter of intent will be deducted from the total purchases made under such letter of intent.

A 90-day backdating period can be used to include earlier purchases at the investor’s cost (without a retroactive downward adjustment of the sales charge); the 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the letter of intent. Investors must notify the Administrator or the Distributor whenever a purchase is being made pursuant to a letter of intent.

Investors electing to purchase shares pursuant to a letter of intent should carefully read the letter of intent, which is included in the Fund Shares Application accompanying the Investor Shares Prospectus or is otherwise available from the Administrator or the Distributor. This letter of intent option may be modified or eliminated at any time or from time to time by the Trust without notice.

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Reinvestments. Within 90 days after a redemption of Investor Shares, Investors may reinvest the proceeds from the redemption without a sales charge in either Investor Shares or in shares of another series of the Trust affiliated with the Advisor and sold with a sales charge. If the other Class or Fund charges a sales charge higher than the sales charge the investor paid in connection with the shares redeemed, the investor must pay the difference. The shares of the Class or Fund to be acquired must also be registered for sale in the investor’s state of residence. The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and a written order for the purchase of such shares must be received by the Fund or the Distributor within 90 days after the effective date of the redemption.

If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain. If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption; although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

Purchases by Related Parties and Groups. Reductions in sales charges apply to purchases by a single “person,” including an individual, members of a family unit, consisting of a husband, wife and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

Reductions in sales charges also apply to purchases by individual members of a “qualified group.” The reductions are based on the aggregate dollar value of shares purchased by all members of the qualified group and still owned by the group plus the shares currently being purchased. For purposes of this paragraph, a qualified group consists of a “company,” as defined in the 1940 Act, that has been in existence for more than six months and that has a primary purpose other than acquiring shares of the Fund at a reduced sales charge, and the “related parties” of such company. For purposes of this paragraph, a “related party” of a company is: (i) any individual or other company who directly or indirectly owns, controls, or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls, or has the power to vote five percent of more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner.

Sales at Net Asset Value. To encourage investment in the Fund, the Fund may sell shares at a purchase price equal to the net asset value of such shares, without a sales charge, to Trustees; officers and employees of the Trust, Fund, and Advisor; and to employees and principals of related organizations and their families, and certain parties related thereto, including clients and related accounts of the Advisor. Clients of investment advisors and financial planners may also purchase Investor Shares at net asset value if the investment advisor or financial planner has made arrangements to permit them to do so with the Distributor. The public offering price of shares of the Fund may also be reduced to net asset value per share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

EXCHANGE FEATURE. Investors may exchange shares of the Fund for shares of any other comparable series of the Trust. Shares of the Fund may be exchanged at the net asset value plus the percentage difference between that series’ sales charge and any sales charge previously paid in connection with the shares being exchanged. For example, if a 2% sales charge was paid on shares that are exchanged into a series with a 3% sales charge, there would be an additional sales charge of 1% on the exchange. Exchanges may only be made by investors in states where shares of the other series are qualified for sale. An investor may direct the Fund to exchange his shares by writing to the Fund at its principal office. The request must be signed exactly as the investor’s name appears on the account, and it must also provide the account number, number of shares to be exchanged, the name of the series to which the exchange will take place and a statement as to whether the exchange is a full or partial redemption of existing shares. Notwithstanding the foregoing, exchanges of shares may only be within the same class or type of class of shares involved. For example, Investor Shares may not be exchanged for Institutional Shares.

A pattern of frequent exchange transactions may be deemed by the Advisor to be an abusive practice that is not in the best interest of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund’s refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60 days’ prior notice. The Trustees also reserve the right to suspend or terminate, or amend the terms of, the exchange privilege upon 60 days’ written notice to the shareholders.

REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed for other than customary weekend and holiday closings, or that trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to determine fairly the value of its assets; and (iii) for such other periods as the SEC may permit. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions. Any redemption may be more or less than the shareholder’s cost depending on the market value of the securities held by the Fund. No charge is made by the Fund for redemptions other than the possible charge for wiring redemption proceeds.

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In addition to the situations described in the Prospectus under “Investing in the Fund – Redeeming Your Shares,” the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder that is applicable to Fund shares as provided in the Prospectus from time to time or to close a shareholder’s account if the Fund is unable to verify the shareholder’s identity.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future that would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any share-holder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund’s net asset value at the beginning of such period.

NET ASSET VALUE

The net asset value per share of each class of shares of the Fund (“Class”) normally is determined at the time regular trading closes on the NYSE, currently 4:00 p.m., New York time, Monday through Friday, except when the NYSE closes earlier. The Fund’s net asset value per share of each Class of shares is not calculated on business holidays when the NYSE is closed. The NYSE recognizes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be deemed a business holiday on which the net asset value per share of each Class of the Fund will not be calculated.

The net asset value per share of each Class of the Fund is calculated separately by adding the value of the Fund’s securities and other assets belonging to the Fund and attributable to that Class, subtracting the liabilities charged to the Fund and to that Class, and dividing the result by the number of outstanding shares of such Class. “Assets belonging to” the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income; realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments; any funds or payments derived from any reinvestment of such proceeds; and a portion of any general assets of the Trust not belonging to a particular investment fund. Income, realized and unrealized capital gains and losses, and any expenses of the Fund not allocated to a particular Class of the Fund will be allocated to each Class of the Fund on the basis of the net asset value of that Class in relation to the net asset value of the Fund. Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, that are normally allocated in proportion to the number of or the relative net asset values of all of the Trust’s series at the time of allocation or in accordance with other allocation methods approved by the Trustees. Certain expenses attributable to a particular Class of shares (such as the distribution and service fees attributable to Investor Shares) will be charged against that Class of shares. Certain other expenses attributable to a particular Class of shares (such as registration fees, professional fees, and certain printing and postage expenses) may be charged against that Class of shares if such expenses are actually incurred in a different amount by that Class, or if the Class receives services of a different kind or to a different degree than other Classes, and the Trustees approve such allocation. Subject to the provisions of the Trust’s Amended and Restated Declaration of Trust (“Declaration of Trust”), determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund and the Classes of the Fund are conclusive.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. In valuing the Fund’s total assets, portfolio securities are generally valued at their market value. Instruments with maturities of sixty days or less are valued at amortized costs, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

ADDITIONAL TAX INFORMATION

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and their U.S. shareholders. This discussion is general in nature and does not address issues that may be relevant to a particular holder subject to special treatment under U.S. federal income tax laws (such as banks and financial institutions, insurance companies, dealers in securities, non-U.S. shareholders, tax-exempt or tax-deferred plans, accounts or entities, or shareholders who engage in constructive sale or conversion transactions). No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax considerations affecting the Fund and their U.S. shareholders (including U.S. shareholders owning a large position in a Fund), and the discussions set forth herein and in the prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with any specific questions relating to U.S. federal, state, local and foreign taxes. The discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretation by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively.

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For purposes of this discussion, (1) a “U.S. shareholder” means a beneficial owner that, for U.S. federal income tax purposes, is (A) an individual who is a citizen or resident of the United States, (B) a corporation (including any entity treated as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States, any state thereof, the District of Columbia or any political subdivision thereof, (C) an estate, the income of which is subject to U.S. federal income taxation regardless of its source of (D) a trust, (i) if a U.S. Court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control the substantial decisions of the trust or (ii) if a valid election to be treated as a U.S. person is in place for it, and (2) a “non-U.S. shareholder” means a beneficial owner (other than a partnership) that is not a “U.S. shareholder.” If a partnership or entity treated as a partnership for U.S. federal income tax purposes holds shares in a Fund, the U.S. federal income tax treatment of a partner will generally depend upon the status of the partner and the tax treatment of the partnership. A partner of a partnership owning shares in a Fund should consult its tax adviser with regard to the U.S. federal income tax consequences of its investment in the Fund.

The Fund, and any other series of the Trust, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (“Code”), and intends to qualify or remain qualified as a regulated investment company under Subchapter M of the Code. In order to so qualify, the Fund must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year. At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the Fund’s business of investing in such stock, securities or currencies, and net income derived from an interest in a “qualified publicly traded partnership” as defined in Code section 851(h). Any income derived by the Fund from a partnership (other than a “qualified publicly traded partnership”) or trust is treated as derived with respect to the Fund’s business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the fund nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the fund’s total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer; the securities of two or more issuers (other than securities of another regulated investment company) if the issuers are controlled by the Fund and they are, pursuant to Internal Revenue Service Regulations, engaged in the same or similar or related trades or businesses; or the securities of one or more publicly traded partnerships. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

Certain qualifying corporate dividends are taxable at long-term capital gains tax rates to individuals. Currently, the long term capital gains rate for individual taxpayers is generally 15% for individuals who are subject to the 25%, 28%, 33% or 35% tax bracket on their ordinary income. The long term capital gains rate is generally 20% for individuals who are subject to the 37.6% tax brackets on their ordinary income. Some, but not all, of the dividends paid by the Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders. If the Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate, provided certain holding period requirements are met.

Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate income tax rates. Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether they received in cash or reinvested in additional shares. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

For tax years beginning after December 31, 2012 and after, certain individuals, estates and trusts must pay a 3.8% Medicare surtax on “net investment income” including, among other things, dividends and proceeds of sale in respect of securities like the shares, subject to certain exceptions. Prospective investors should consult with their own tax advisors regarding the effect, if any, of this surtax on their ownership and disposition of the shares.

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Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

The Fund, and any other series of the Trust, will designate (i) any dividend of qualified dividend income as qualified dividend income; (ii) any tax-exempt dividend as an exempt-interest dividend; (iii) any distribution of long-term capital gains as a capital gain dividend; and (iv) any dividend eligible for the corporate DRD as such in a written notice mailed to shareholders within 60 days after the close of the series’ taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

To the extent that a distribution from the Fund is taxable, it is generally included in a shareholder’s gross income for the taxable year in which the shareholder receives the distribution. However, if the Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if the dividend was received in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund, and any other series of the Trust, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as qualified dividends to individual shareholders after December 31, 2002, to the extent of the Fund’s current and accumulated earnings and profits, and would be eligible for the DRD for corporations, provided in each case that certain holding period and other requirements are met.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

Mutual fund companies must report cost basis information to the IRS on Form 1099-B for any sale of mutual fund shares acquired after January 1, 2012 (“Covered Shares”). Mutual funds must select a default cost basis calculation method and apply that method to the sale of Covered Shares unless an alternate IRS approved method is specifically elected in writing by the shareholder. Average Cost, which is the mutual fund industry standard, has been selected as the Fund’s default cost basis calculation method. If a shareholder determines that an IRS approved cost basis calculation method other than the Fund’s default method of Average Cost is more appropriate, he must contact the Fund at the time of or in advance of the sale of Covered Shares that are to be subject to that alternate election. IRS regulations do not permit the change of a cost basis election on previously executed trades.

All Covered Shares purchased in non-retirement accounts are subject to the new cost basis reporting legislation. Non-covered shares are mutual fund shares that were acquired prior to the effective date of January 1, 2012. Cost basis information will not be reported to the IRS or shareholder upon the sale of any non-covered mutual fund shares. Non-covered shares will be redeemed first.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage equal to the fourth lowest tax rate for unmarried individuals (presently 28%) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct taxpayer identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or that they are “exempt recipients.”

Depending upon the extent of the Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN, or other applicable form, with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI, or other applicable form, with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). The Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder. Special rules may apply to non-U.S. shareholders with respect to the information reporting requirements and withholding taxes and non-U.S. shareholders should consult their tax advisors with respect to the application of such reporting requirements and withholding taxes.

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As required by Section 1471 of the Code, known as the Foreign Account Tax Compliance Act, commencing in 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Each Fund is considered a personal holding company as defined under section 542 of the Code because 50% of the value of the Fund’s shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year.  As a personal holding company, each Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate.  No provision has been made for federal income taxes since it is the policy of each Fund to comply with the provision of the Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

The Fund will send shareholders information each year on the tax status of dividends and distributions. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the net asset value of shares below the shareholder’s cost and thus, in effect, result in a return of a part of the shareholder’s investment.

The preceding discussion is meant to be only a general summary of the potential U.S. federal income tax consequences of an investment in the Fund. The tax law is subject to constant revision. Legislative, judicial or administrative action may change the tax rules, including applicable tax rates, that apply to the Fund or their shareholders and any such change may be retroactive. In addition, special rules may apply depending upon your specific tax status or if you are investing through a tax-deferred retirement account. You should consult your tax advisors as to the U.S. federal, state, local and non-U.S. tax consequences to you of the ownership of Fund shares.

CAPITAL SHARES AND VOTING

The Declaration of Trust authorizes the issuance of shares in two or more series. Currently, the Trust consists of three series: Capital Management Mid-Cap Fund, Capital Management Small-Cap Fund and Wellington Shields All-Cap Fund. Each of Capital Management Mid-Cap Fund and Capital Management Small-Cap Fund is divided into two Classes (“Institutional Shares” and “Investor Shares”) as described in the prospectus for each series. Wellington Shields All-Cap Fund has only one Class (“Class A Shares”) as described in its prospectus. Shares of each Fund, when issued, are fully paid and non-assessable and have no preemptive or conver-sion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, and in this event, the holders of the remaining shares voting will not be able to elect any Trustees. Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. The rights of shareholders may not be modified by less than a majority vote. The Trustees will hold office indefinitely, except that: (1) any Trustee may resign or retire and (2) any Trustee may be removed: (a) at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares of the Trust; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust’s custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders. Shareholders holding not less than 10% of the shares then outstanding may require the Trustees to call a meeting, and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees, and the Trust does not expect to have an annual meeting of shareholders.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

The Declaration of Trust provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his/her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exception stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

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Under Massachusetts law, a shareholder of a Massachusetts business trust may be held liable as a partner under certain circumstances. The Declaration of Trust, however, contains an express disclaimer of shareholder liability for its acts or obligations. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Fund’s property for any shareholder held personally liable for its obligations. In addition, the operation of the Fund as an investment company would not likely give rise to liabilities in excess of its assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

FINANCIAL STATEMENTS

The audited financial statements for the fiscal year ended November 30, 2015, including the financial highlights that appear in the Fund’s Annual Report to Shareholders, are incorporated herein by reference and made a part of this document.

 APPENDIX A –DESCRIPTION OF RATINGS

The various ratings used by the nationally recognized statistical rating organizations (each, a “NRSRO”) are described below. A rating by an NRSRO represents the organization’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of securities in which the Fund may invest should be reviewed quarterly and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

STANDARD & POOR’S® RATINGS SERVICES. The following summarizes the highest four ratings used by Standard & Poor’s Ratings Services (“S&P”), a division of McGraw-Hill Companies, Inc., for bonds that are deemed to be Investment-Grade Debt Securities by the Advisor:

AAA – This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

AA – Debt rated AA differs from AAA issues only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated A-1+. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong. Commercial paper rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. The rating SP-3 indicates a speculative capacity to pay principal and interest.

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MOODY’S INVESTOR SERVICE, INC. Moody’s Investors Service, Inc. (“Moody’s”) long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default. The highest four ratings are deemed to be Investment-Grade Securities by the Advisor:

Aaa – Bond obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa – Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa – Bond obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations that are rated Ba, B, Caa, Ca or C by Moody’s are not considered “Investment-Grade Debt Securities” by the Advisor. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 -Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Obligation Ratings – There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

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SG – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings – In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

FITCH RATINGS. The following summarizes the highest four ratings used by Fitch, Inc. (“Fitch”):

Long-Term Ratings

AAA – Highest credit quality. The rating AAA denotes the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. The rating AA denotes a very low expectation of credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. The rating A denotes a low expectation of credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher rating.

BBB – Good credit quality. The rating BBB indicates that there is currently a low expectation of credit risk. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Long-term securities rated below BBB by Fitch are not considered by the Advisor to be investment-grade securities. Securities rated BB and B are regarded as speculative with regard to a possible default risk developing. BB is considered speculative and B is considered highly speculative. Securities rated CCC, CC and C are regarded as a high credit risk. A rating CCC indicates a substantial credit risk, while a rating CC indicates a high level of risk, and a rating C signals exceptionally high levels of credit risk. Defaulted obligations typically are not assigned “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics.

Short-Term Ratings

F1 – Highest credit quality. The rating F1 indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

F2 – Good credit quality. The rating F2 indicates a good intrinsic capacity for timely payment of financial commitments.

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F3 – Fair credit quality. The rating F3 indicates the intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative. The rating B indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.

Short-term rates B, C and D by Fitch are considered by the Advisor to be below investment-grade securities. Short-term securities rated C have a high default risk and securities rated D indicate a broad-based default event for an entity or the default of a short-term obligation.

 (+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to long-term ratings “AAA” category or to the categories below “CCC,” nor to short-term ratings other than “F1.” The suffix “NR” indicates that Fitch does not publicly rate the issuer or issue in question.

APPENDIX B – PROXY VOTING POLICIES

The following proxy voting policies are provided:

(1)	the Trust’s Proxy Voting and Disclosure Policy and
(2)	the Advisor’s Proxy Voting and Disclosure Policy, including a detailed description of the Advisor’s specific proxy voting guidelines.

CAPITAL MANAGEMENT INVESTMENT TRUST

PROXY VOTING AND DISCLOSURE POLICY

I.	Introduction

Effective April 14, 2003, the Securities and Exchange Commission (“SEC”) adopted rule and form amendments under the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940 (“Investment Company Act”) to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the “IC Amendments”).

The IC Amendments require that the Capital Management Investment Trust (“Trust”) and each of its series of shares, the Capital Management Mid-Cap Fund and Capital Management Small-Cap Fund (individually “Fund” and collectively “Funds”), disclose the policies and procedures used to determine how to vote proxies for portfolio securities. The IC Amendments also require the Funds to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

This Proxy Voting and Disclosure Policy (“Policy”) is designed to ensure that the Funds comply with the requirements of the IC Amendments, and otherwise fulfills their obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that each Fund’s proxy voting is managed in an effort to act in the best interests of its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.	Specific Proxy Voting Policies and Procedures

A.	General

The Trust’s Board of Trustees (“Board”) believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Funds’ shareholders.

B.	Delegation to Fund’s Advisor

The Board believes that Capital Management Associates, Inc. (“Advisor”), as the Funds’ investment advisor, is in the best position to make individual voting decisions for each Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Advisor is hereby delegated the following duties:

(1)	to make the proxy voting decisions for each Fund; and

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(2)	to assist each Fund in disclosing the Fund’s proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, must approve the Advisor’s Proxy Voting and Disclosure Policy (“Advisor’s Voting Policy”) as it relates to each Fund. The Board must also approve any material changes to the Advisor’s Voting Policy no later than four (4) months after adoption by the Advisor.

C.	Conflicts

In cases where a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholders (i) when a vote is cast consistent with a specific voting policy as set forth in the Advisor’s Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust’s Proxy Voting Committee (as defined below). In addition, provided the Advisor is not affiliated with a Fund’s principal underwriter or an affiliated person of the principal underwriter and neither the Fund’s principal underwriter nor an affiliated person of the principal underwriter has influenced the Advisor with respect to a matter to which the Fund is entitled to vote, a vote by the Advisor shall not be considered a conflict between the Fund’s shareholders and the Fund’s principal underwriter or affiliated person of the principal underwriter.

III.	Fund Disclosure

A.	Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

Beginning with a Fund’s next annual update to its Statement of Additional Information (“SAI”) on Form N-1A after July 1, 2003, the Fund shall disclose this Policy, or a description of the policies and procedures of this Policy, to its shareholders. The Fund will notify shareholders in the SAI and the Fund’s shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund’s website, if applicable, and by reviewing filings available on the SEC’s website at http://www.sec.gov. The Fund will send this description of the Fund’s Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

B.	Disclosure of the Fund’s Complete Proxy Voting Record

In accordance with Rule 30b1-4 of the Investment Company Act, beginning after June 30, 2004, each Fund shall disclose to its shareholders on Form N-PX the Fund’s complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

(i)	The name of the issuer of the portfolio security;
(ii)	The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
(iii)	The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means);
(iv)	The shareholder meeting date;
(v)	A brief identification of the matter voted on;
(vi)	Whether the matter was proposed by the issuer or by a security holder;
(vii)	Whether the Fund cast its vote on the matter;
(viii)	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
(ix)	Whether the Fund cast its vote for or against management.

Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund’s website, if applicable. If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

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Each Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund’s website at a specified Internet address; and (2) on the SEC’s website. If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

IV.	Recordkeeping

The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this Policy;
(ii)	Proxy statements received regarding each Fund’s securities;
(iii)	Records of votes cast on behalf of each Fund; and
(iv)	A record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of the Advisor’s records.

The Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Advisor that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

V.	Proxy Voting Committee

A.	General

The proxy voting committee of the Trust (“Proxy Voting Committee”) shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor or principal underwriter, on the other hand.

B.	Powers and Methods of Operation

The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust’s records. The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

VI.	Other

This Policy may be amended, from time to time, as determined by the Board.

Adopted as of this 22nd day of May, 2003.

Capital Management Associates, Inc.
Proxy Voting Policies and Procedures

32

Background
Effective March 10, 2003, the Securities and Exchange Commission (“SEC”) adopted a new rule and rule amendments under the Investment Advisers Act of 1940. Rule 206(4)-6 imposes a number of requirements on investment advisors that have voting authority with respect to securities held in their clients’ accounts.

These written policies and procedures are designed to reasonably ensure that Capital Management Associates, Inc. (hereinafter “CMA”) votes proxies in the best interest of clients who have given CMA voting authority and describes how CMA addresses material conflicts between its interests and those of its clients with respect to proxy voting. In accordance with the requirements of the new Rule, Policies and Procedures for CMA are herewith provided.

Proxy Voting
CMA will not be responsible for the voting of proxies for securities held in client accounts unless we are specifically instructed otherwise. If we are directed by our clients, we will research, vote and record all proxy ballots for the security positions we maintain on our client’s behalf. To execute this responsibility CMA relies on Broadridge to provide proxy research and recommendations, as well as record keeping.

We have fully reviewed and approved the Broadridge Proxy Voting Guidelines and follow their recommendations on most Broadridge issues brought to a shareholder vote.

In the rare instance where our research or security analyst believes that a Broadridge recommendation would be to the detriment of our investment clients, we can and will override the Broadridge recommendation through a manual vote. The final authorization to override a Broadridge recommendation must be approved by the Director of Research or President of CMA. A written record supporting the decision to override the Broadridge recommendation will be maintained.

Proxy Voting Process
A portfolio company’s custodian, in advance of each company’s annual or special meeting provides Broadridge with the appropriate proxies to be voted. Broadridge is responsible for maintaining records of all proxy statements received and all votes cast. The compliance officer at CMA is responsible for maintaining copies of all proxy policies and procedures and for determining when a potential conflict of interest exists (see “Conflicts of Interest” below).

CMA will provide copies of the policies and procedures to clients upon request. Clients can obtain information on how their proxies were voted and request copies of the proxy voting policies and procedures by calling CMA at (212) 320-2000.

Conflicts of Interest

Resolving Potential Conflicts of Interest:

Each proxy is reviewed by the portfolio management staff to identify potential conflicts of interest in regard to the proxy voting process. Examples of potential conflicts of interest include:

1	The advisor manages a pension plan for a portfolio company whose management is soliciting proxies
2	The advisor has a material business relationship with a proponent of a proxy proposal and this business relationship may influence how the proxy vote is cast
3	The advisor or its principals have a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

In cases where a potential conflict of interest exists, Broadridge will vote in accordance with Broadridge recommendations if application of such recommendations to the matter at hand involves little discretion on the part of the Adviser. If such recommendations do not apply or involve adviser discretion, then the adviser will either disclose the conflict to the client and obtain their consents before voting or suggest that the client engage another party to determine how the proxies should be voted.

Adopted November 17, 2010 6274175.1

Wellington Shields Capital Management, LLC
 Proxy Voting Policies and Procedures

Policy
The Adviser, as a matter of general policy and practice, the firm has no authority to vote proxies on behalf of advisory clients unless agreed otherwise with a client. The firm may offer assistance as to proxy matters upon a client’s request, but the client always retains the proxy voting responsibility. Exception may only be granted if the client is a qualified ERISA plan. The Adviser’s policy of having no proxy voting responsibility unless agreed otherwise is disclosed to clients in Form ADV Part II and the Firm’s advisory agreements.

Responsibility
Paul Gulden has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outline our voting guidelines in our procedures.

Procedure
The Adviser has adopted various procedures to implement the firm’s policy and reviews to monitor and insure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

●	The Adviser discloses its proxy voting policy of not having proxy voting authority unless agreed otherwise in the firm’s Disclosure Document and advisory agreements.

●
In those advisory client relationships where the Firm does have proxy voting authority, the portfolio manager and the advisory division responsible for the client relationship, e.g., Capital Management Division, will vote client proxies as received and maintain copies of relevant proxy records as voted.

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PART C

FORM N-1A

OTHER INFORMATION
ITEM 28.	Exhibits

(a) Declaration of Trust (“Trust Instrument”). 1

(b) By-Laws. 1

(c) Certificates for Shares are not issued. Articles V, VI, VII and X of the Declaration of Trust, previously filed as Exhibit (a) hereto, define the rights of holders of Shares. 1

(d)(1) Amended and Restated Investment Advisory Agreement between the Capital Management Investment Trust and Capital Management Associates, Inc., as Advisor, with respect to the Capital Management Mid-Cap Fund. 3

(d)(2) Amended and Restated Investment Advisory Agreement between the Capital Management Investment Trust and Capital Management Associates, Inc., as Advisor, with respect to the Capital Management Small-Cap Fund. 3

(d)(3) Investment Advisory Agreement between the Capital Management Investment Trust and Wellington Shields Capital Management, LLC, as Advisor, with respect to the Wellington Shields All-Cap Fund. 11

(e)(1) Distribution Agreement between the Capital Management Investment Trust and Wellington Shields & Co. LLC, as Distributor, with respect to the Capital Management Mid-Cap Fund. 7

(e)(2) Distribution Agreement between the Capital Management Investment Trust and Wellington Shields & Co. LLC, as Distributor, with respect to the Capital Management Small-Cap Fund. 7

(e)(3) Distribution Agreement between the Capital Management Investment Trust and Wellington Shields & Co. LLC, as Distributor, with respect to the Wellington Shields All-Cap Fund. 11

(f) Not Applicable.

(g)(1) Custody Agreement between the Capital Management Investment Trust and U.S. Bank National Association, as Custodian, with respect to the Capital Management Mid-Cap Fund . 6

(g)(2) Custody Agreement between the Capital Management Investment Trust and U.S. Bank National Association, as Custodian, with respect to the Capital Management Small-Cap Fund. 6

(g)(3) Custody Agreement between the Capital Management Investment Trust and U.S. Bank National Association, as Custodian, with respect to the Wellington Shields All-Cap Fund. 11

(h)(1) Investment Company Services Agreement between the Capital Management Investment Trust and Matrix 360 Administration, LLC, as Administrator and Transfer Agent. 9

(h)(1)(i) Investment Company Services Agreement between the Capital Management Investment Trust and Matrix 360 Administration, LLC, as Administrator and Transfer Agent with respect to the Wellington Shields All-Cap Fund. 11

(h)(2) Amended and Restated Expense Limitation Agreement between the Capital Management Investment Trust and Capital Management Associates, Inc. with respect to the Capital Management Mid-Cap Fund. 4

(h)(3) Amended and Restated Expense Limitation Agreement between the Capital Management Investment Trust and Capital Management Associates, Inc. with respect to the Capital Management Small-Cap Fund. 4

(h)(4) First Amendment to the Amended and Restated Expense Limitation Agreement between the Capital Management Investment Trust and Capital Management Associates, Inc. with respect to the Capital Management Mid-Cap Fund. 8

(h)(5) First Amendment to the Amended and Restated Expense Limitation Agreement between the Capital Management Investment Trust and Capital Management Associates, Inc. with respect to the Capital Management Mid-Cap Fund. 8

(h)(6) Sub-Distribution Agreement between the Capital Management Investment Trust, Wellington Shields & Co. LLC. and Matrix Capital Group, Inc. with respect to the Capital Management Mid-Cap Fund. 7

(h)(7) Sub-Distribution Agreement between the Capital Management Investment Trust, Wellington Shields & Co. LLC and Matrix Capital Group, Inc. with respect to the Capital Management Small-Cap Fund. 7

(h)(8) Expense Limitation Agreement between the Capital Management Investment Trust and Wellington Shields Capital Management, LLC, with respect to the Wellington Shields All-Cap Fund. 11

(h)(9) Sub-Distribution Agreement between the Capital Management Investment Trust, Wellington Shields & Co. LLC and Matrix Capital Group, Inc. with respect to the Wellington Shields All-Cap Fund. 11

(i)(1) Opinion and Consent of Dechert Price & Rhoads, Counsel, regarding the legality of the securities registered with respect to the Capital Management Mid-Cap Fund. 2

(i)(2) Opinion and Consent of Graydon Head & Ritchey, LLP, Counsel, regarding the legality of the securities registered with respect to the Wellington Shields All-Cap Fund. 11

(j) Consent of Independent Registered Public Accountants.*

(k) Not applicable.

(l) Initial Capital Agreement. 1

(m)(1) Amended and Restated Distribution Plan under Rule 12b-1 for the Capital Management Mid-Cap Fund. 12

2

(m)(2) Amended and Restated Distribution Plan under Rule 12b-1 for the Capital Management Small-Cap Fund. 12

(m)(3) Distribution Plan under Rule 12b-1 for the Wellington Shields All-Cap Fund. 12

(n) Amended and Restated Rule 18f-3 Multi-Class Plan. 11

(p)(1) Amended and Restated Code of Ethics for the Capital Management Investment Trust. 5

(p)(2) Amended and Restated Code of Ethics for Capital Management Associates, Inc. *

(p)(3) Code of Ethics for Wellington Shields & Co. LLC. 6

(p)(4) Code of Ethics for Wellington Shields Capital Management, LLC.11

(q) Powers of Attorney. 10

1	Incorporated herein by reference to Capital Management Investment Trust’s Post-Effective Amendment No. 3 to Registration Statement on Form N-1A filed on March 26, 1996 (File No. 33-85242).
2	Incorporated herein by reference to Capital Management Investment Trust’s Post-Effective Amendment No. 6 to Registration Statement on Form N-1A filed on October 29, 1998 (File No. 33-85242).
3	Incorporated herein by reference to Capital Management Investment Trust’s Post-Effective Amendment No. 9 to Registration Statement on Form N-1A filed on April 2, 2001 (File No. 33-85242).
4	Incorporated herein by reference to Capital Management Investment Trust’s Post-Effective Amendment No. 14 to Registration Statement on Form N-1A filed on March 30, 2006 (File No. 33-85242).
5	Incorporated herein by reference to Capital Management Investment Trust’s Post-Effective Amendment No. 16 to Registration Statement on Form N-1A filed on March 31, 2008 (File No. 33-85242)
6	Incorporated herein by reference to Capital Management Investment Trust’s Post-Effective Amendment No. 17 to Registration Statement on Form N-1A filed on March 31, 2009 (File No. 33-85242)
7	Incorporated herein by reference to Capital Management Investment Trust’s Post-Effective Amendment No. 18 to Registration Statement on Form N-1A filed on January 28, 2010 (File No. 33-85242)
8	Incorporated herein by reference to Capital Management Investment Trust’s Post-Effective Amendment No. 19 to Registration Statement on Form N-1A filed on March 30, 2010 (File No. 33-85242)
9	Incorporated herein by reference to Capital Management Investment Trust’s Post-Effective Amendment No. 20 to Registration Statement on Form N-1A filed on March 30, 2011 (File No. 33-85242)
10	Incorporated herein by reference to Capital Management Investment Trust’s Post-Effective Amendment No. 26 to Registration Statement on Form N-1A filed on March 31, 2014 (File No. 33-85242)
11	Incorporated herein by reference to Capital Management Investment Trust’s Post-Effective Amendment No. 31 to Registration Statement on Form N-1A filed on December 2, 2014 (File No. 33-85242)

3

12	Incorporated herein by reference to Capital Management Investment Trust’s Post-Effective Amendment No. 33 to Registration Statement on Form N-1A filed on March 26, 2015 (File No. 33-85242)
*	Filed herewith.

ITEM 29.	Persons Controlled by or Under Common Control with the Registrant

No person is controlled by or under common control with the Trust.

ITEM 30.	Indemnification

The Trust’s Declaration of Trust, Investment Advisory Agreements, Administration Agreement, and Distribution Agreements provide for indemnification of certain persons acting on behalf of the Trust.

Article V, Section 5.4 of the Trust’s Declaration of Trust states:

1.
Subject only to the provisions hereof, every person who is or has been a Trustee, officer, employee or agent of the Trust and every person who serves at the Trustees request as director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall be indemnified by the Trust to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him in connection with any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind in which he becomes involved as a party or otherwise or is threatened by virtue of his being or having been a Trustee, officer, employee or agent of the Trust or of another corporation, partnership, joint venture, trust or other enterprise at the request of the Trust and against amounts paid or incurred by him in the compromise or settlement thereof.

2.
The words “claim”, “action”, “suit”, or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative, legislative, investigative or other, including appeals), actual or threatened, and the words “liabilities” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

3.	No indemnification shall be provided hereunder to a Trustee or officer:
a.
against any liability to the Trust or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (“disabling conduct”);

b.
with respect to any matter as to which he shall, by the court or other body by or before which the proceeding was brought or engaged, have been finally adjudicated to be liable by reason of disabling conduct;

c.
in the absence of a final adjudication on the merits that such Trustee or officer did not engage in disabling conduct, unless a reasonable determination, based upon a review of the facts that the person to be indemnified is not liable by reason of such conduct, is made:

		i.	by vote of a majority of a quorum of the Trustees who are neither Interested Persons nor parties to the proceedings; or

4

	ii.	by independent legal counsel, in a written opinion.
4.
The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee, officer, employee or agent may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors and administrators of such a person; provided, however, that no person may satisfy any right of indemnity or reimbursement granted herein except out of the property of the Trust, and no other person shall be personally liable to provide indemnity or reimbursement hereunder (except an insurer or surety or person otherwise bound by contract).

5.
Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 5.4 may be paid by the Trust prior to final disposition thereof upon receipt of a written undertaking by or on behalf of the Trustee, officer, employee or agent to reimburse the Trust if it is ultimately determined under this Section 5.4 that he is not entitled to indemnification. Such undertaking shall be secured by a surety bond or other suitable insurance or such security as the Trustees shall require unless a majority of a quorum of the Trustees who are neither Interested Persons nor parties to the proceeding, or independent legal counsel in a written opinion, shall have determined, based on readily available facts, that there is reason to believe that the indemnitee ultimately will be found to be entitled to indemnification.

The Bylaws of the Trust contain similar indemnification provisions.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (“Act”) may be permitted to Trustees, officers and controlling persons of the Capital Management Investment Trust pursuant to the foregoing provisions, or otherwise, the Capital Management Investment Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Capital Management Investment Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Capital Management Investment Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Capital Management Investment Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.	Business and Other Connections of the Investment Advisor

See the Statements of Additional Information section entitled “Management And Other Service Providers” of the Funds and the Advisor’s Form ADV filed with the Commission, which are hereby incorporated by reference, for the activities and affiliations of the officers and directors of the Advisor of the Capital Management Investment Trust. Except as so provided, to the knowledge of the Capital Management Investment Trust, none of the directors or executive officers of the Advisor is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. The Advisor currently serves as investment advisor to numerous institutional and individual clients.

5

ITEM 32.	Principal Underwriter

(a) Wellington Shields & Co. LLC is underwriter and distributor for the Capital Management Mid-Cap Fund, Capital Management Small-Cap Fund and Wellington Shields All-Cap Fund.

(b)

(1)	(2)	(3)
Name and Principal Business Address*	Position(s) and Offices With Underwriter	Position(s) and Offices With Registrant
Joseph V. Shields, Jr.	Chairman and Managing Member	Trustee
David V. Shields	Vice Chairman and Managing Member	Trustee
Philip Curcuru	Chief Financial Officer and Chief Operating Officer
Paul I. Gulden Jr.	Managing Member
Laurence A. Shadek	Managing Member, Secretary and Co-SROP/CROP
Marguerite Kircher	Co-SROP/CROP
Edward K. March	Senior Vice President
Stephen J. Portas	Chief Compliance Officer	Chief Compliance Officer

*	140 Broadway, New York, New York 10005

(c) Not applicable.

ITEM 33.	Location of Accounts and Records

All account books and records not normally held by U.S. Bank, N.A., the Custodian to the Registrant, are held by the Registrant in the offices of Matrix 360 Administration, LLC, the Fund Accountant, Administrator and Transfer Agent to the Registrant; or by Capital Management Associates, Inc., the Advisor to the Registrant.

The address of U.S. Bank, N.A. is 425 Walnut Street, Cincinnati, Ohio 45202. The address of Matrix 360 Administration, LLC is 4520 Main Street, Suite 1425, Kansas City, MO 64111.The address of Capital Management Associates, Inc. is 140 Broadway, New York, New York 10005.

ITEM 34.	Management Services

Not applicable.

ITEM 35.	Undertakings

Not applicable.
6

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to the registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 35 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Kansas City, and State of Missouri on this 29th day of March, 2016.

CAPITAL MANAGEMENT INVESTMENT TRUST

By:	/s/W. Jameson McFadden
W. Jameson McFadden, Secretary

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 35 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

*	March 29, 2016
Lucius E. Burch, Trustee	Date

*	March 29, 2016
Paul J. Camilleri, Trustee,	Date

*	March 29, 2016
David V. Shields, Trustee	Date

*	March 29, 2016
Joseph V. Shields, Trustee and Chairman	Date

*	March 29, 2016
Anthony J. Walton, Trustee	Date

/s/W. Jameson McFadden	March 29, 2016
W. Jameson McFadden, President,	Date
Principal Executive Officer,
Principal Financial Officer and
Secretary

/s/Larry E. Beaver, Jr.	March 29, 2016
Larry E. Beaver, Jr., Treasurer and Assistant	Date
Secretary

*By:	/s/W. Jameson McFadden	March 29, 2016
	W. Jameson McFadden	Date
Attorney-in-Fact

7

INDEX TO EXHIBITS
(FOR POST-EFFECTIVE AMENDMENT NO. 35 TO ITS REGISTRATION STATEMENT)

EXHIBIT NO. UNDER PART C OF FORM N-1A	NAME OF EXHIBIT
(j)	Consent of Independent Registered Public Accountants.

8